UNITEDSTATES
SECURITIESANDEXCHANGECOMMISSION
Washington,D.C.20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21346

Name of Fund: BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Anne F. Ackerley, Chief Executive Officer, BlackRock Muni
New York Intermediate Duration Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2010

Date of reporting period: 07/31/2010

Item 1 – Report to Stockholders

Annual Report

BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE)

BlackRock MuniYield Arizona Fund, Inc. (MZA)

BlackRock MuniYield California Fund, Inc. (MYC)

BlackRock MuniYield Investment Fund (MYF)

BlackRock MuniYield New Jersey Fund, Inc. (MYJ)

July 31, 2010

Not FDIC Insured • No Bank Guarantee • May Lose Value

2 ANNUAL REPORT

JULY 31, 2010

Dear Shareholder

The global economy is continuing to slowly improve, with the United States and emerging markets leading the way; however global and US economic statistics show that the pace of economic growth has trailed off in recent months. Market volatility has remained elevated over the past several months as investors remain uncertain about the future direction of economic growth. The sovereign debt crisis in Europe, slowing growth in China and concerns over the possibility that the United States and other developed markets are heading for a double-dip recession have all acted to depress investor sentiment. It is our view that the recent soft patch of economic data is just that — a slowdown in the pace of recovery and not an indication that the economy is sliding back into recession. In the United States, we expect to see slightly slower economic growth over the next several quarters; however, true double-dip recessions are quite rare, and unless there is a major shock to the economy, we believe the recovery will continue.

Global equity markets have moved unevenly higher since bottoming out in early 2009 as investors were enticed by depressed valuations, improved corp-

orate earnings, and their desire for higher yields. Several significant downturns, however, have occurred — primarily as a result of mixed economic data and concerns about the possibility of prolonged deflation (especially in Europe). As the period drew to a close, equity markets were staging a muted recovery.

On a 12-month basis global equities were still showing positive returns thanks to improving corporate revenues and profits and a reasonably strong macro backdrop. From a geographic perspective, US equities have significantly outpaced their international counterparts over the past six and twelve months, as the domestic economic recovery has been more pronounced and credit-related issues have held European markets down. Within the United States, smaller cap stocks have outperformed large caps year-to-date.

In fixed income markets, yields have fluctuated significantly over the past year as economic data has been mixed. Over recent months, risk aversion and credit issues kept interest rates low and US Treasury yields have fallen significantly as investors favored “safe haven” assets. As the period drew to a close,

higher-risk fixed income assets performed well due to strong earnings announcements and better-than-expected results on European bank stress tests.

Meanwhile, tax-exempt municipal bonds slightly outperformed US investment grade bonds on a 12-month basis, but underperformed year-to-date as investors rotated to the relative safety of Treasuries.

Regarding cash investments, yields on money market securities remain near all-time lows (producing returns only marginally above zero percent), with the Federal Open Market Committee reiterating that economic circumstances are likely to necessitate an accommodative interest rate stance for an

“extended period.”

Against this backdrop, the major market averages posted the following returns:
Total Returns as of July 31, 2010	6-month	12-month
US large cap equities (S&P 500 Index)	3.61%	13.84%
US small cap equities (Russell 2000 Index)	8.79	18.43
International equities (MSCI Europe, Australasia, Far East Index)	(0.62)	6.26
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.06	0.16
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	7.67	8.34
US investment grade bonds (Barclays Capital US Aggregate Bond Index)	4.85	8.91
Tax-exempt municipal bonds (Barclays Capital Municipal Bond Index)	4.06	9.15
US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	6.72	23.69

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Although conditions are certainly better than they were a couple of years ago, global financial markets continue to face high volatility while questions about the strength and sustainability of the recovery abound. Through periods of uncertainty, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder Perspectives. We thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

THIS PAGE NOT PART OF YOUR FUND REPORT

Fund Summary as of July 31, 2010

BlackRock Muni New York Intermediate Duration Fund, Inc.

Fund Overview

BlackRock Muni New York Intermediate Duration Fund, Inc.’s (MNE) (the “Fund”) investment objective is to provide Common Shareholders with high current income exempt from federal income tax and New York State and New York City personal income taxes. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income tax (except that the interest may be subject to the fed-
eral alternative minimum tax) and New York State and New York City personal income taxes. Under normal market conditions, the Fund invests at least 75%
of its assets in municipal obligations that are investment grade quality at the time of investment. Under normal market conditions, the Fund invests at least
80% of its assets in municipal obligations with a duration of three to ten years. The Fund may invest directly in such securities or synthetically through the use of derivatives.
No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended July 31, 2010, the Fund returned 23.05% based on market price, and 17.67% based on net asset value (“NAV”). For the same period, the closed-end Lipper Intermediate Municipal Debt Funds category posted an average return of 20.59% based on market price, and 14.73% based on NAV. All returns reflect reinvestment of dividends. The Fund's discount to NAV, which narrowed during the period, accounts for the difference between performance based on market price and performance based on NAV. The following discussion relates to performance based on NAV. The Fund’s outper-
formance relative to its peer group resulted more from its price appreciation than from its distributions, which were below the peer group average for the period. The Fund’s concentration in longer-dated issues within its intermediate duration mandate benefited performance during the period. On average, the
Fund had a neutral-to-positive duration bias over the period. This positioning along with a low cash balance resulted in positive capital appreciation. Overall the tax-exempt municipal market benefited from the Build America Bond Program, which made the taxable market accessible to municipal issuers. This alleviated supply pressure in the tax-exempt space, which, coupled with increased investor demand for municipals, resulted in a favorable supply-demand paradigm and strong performance. Many of the Fund’s holdings had depressed valuations resulting from their underperformance during dislocations in the credit market, which expanded their upside potential as the market recovered. We purchased a number of new issues structured with the goal of creating greater potential for price appreciation in response to declining interest rates. The Fund’s exposure to the health and housing sectors and Puerto Rico credits also added to performance. Detracting from performance was the Fund’s exposure to the transportation sector and the short-term, high-grade, pre-refunded sector.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information
Symbol on New York Stock Exchange (“NYSE”)	MNE
Initial Offering Date	August 1, 2003
Yield on Closing Market Price as of July 31, 2010 ($13.54)[1]	5.14%
Tax Equivalent Yield[2]	7.91%
Current Monthly Distribution per Common Share[3]	$0.058
Current Annualized Distribution per Common Share[3]	$0.696
Leverage as of July 31, 2010[4]	34%

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2 Tax equivalent yield assumes the maximum federal tax rate of 35%.
3 The Monthly Distribution per Common Share, declared on September 1, 2010, was increased to $0.0610 per share. The Yield on Closing Market Price, Current Monthly Distribution
per Common Share and Current Annualized Distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.
4 Represents Auction Market Preferred Shares (“Preferred Shares”) and tender option bond trusts (“TOBs”) as a percentage of total managed assets, which is the total assets of the
Fund, including any assets attributable to Preferred Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see
The Benefits and Risks of Leveraging on page 9.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	7/31/10	7/31/09	Change	High	Low
Market Price	$13.54	$11.60	16.72%	$13.58	$11.54
Net Asset Value	$14.50	$12.99	11.62%	$14.50	$12.98
The following charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations
	7/31/10	7/31/09
County/City/Special District/School District	16%	17%
Health	14	18
Transportation	14	16
State	13	14
Housing	13	11
Education	10	8
Utilities	10	7
Corporate	9	8
Tobacco	1	1

Credit Quality Allocations[5]
	7/31/10	7/31/09
AAA/Aaa	13%	9%
AA/Aa	29	31
A	31	31
BBB/Baa	13	19
BB/Ba	5	4
CCC/Caa	3	2
Not Rated[6]	6	4

5 Using the higher of Standard & Poor’s (“S&P”) or Moody’s Investors Service
(“Moody’s”) ratings.
6 The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of July 31, 2010 and July 31, 2009, the market value of these securities was $1,690,946, representing 2% and $1,646,778, representing
2%, respectively, of the Fund’s long-term investments.

4 ANNUAL REPORT

JULY 31, 2010

Fund Summary as of July 31, 2010

BlackRock MuniYield Arizona Fund, Inc.

Fund Overview

BlackRock MuniYield Arizona Fund, Inc.’s (MZA) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal and Arizona income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its invest-
ment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Arizona income taxes. Under normal market conditions, the Fund expects to invest at least 75% of its assets in municipal obligations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended July 31, 2010, the Fund returned 13.13% based on market price, and 17.75% based on NAV. For the same period, the closed-
end Lipper Other States Municipal Debt Funds category posted an average return of 19.82% based on market price, and 14.58% based on NAV. All returns reflect reinvestment of dividends. The Fund moved from a premium to NAV to a slight discount by period end, which accounts for the difference between performance based on market price and performance based on NAV. The following discussion relates to performance based on NAV. The Fund benefited from its modestly positive positioning as interest rates declined over the period. The Fund’s exposure to the long-end of the yield curve made a positive impact as prices of longer-dated bonds are most sensitive to declining interest rates. The Fund’s holdings of lower-rated issues also aided results as credit quality spreads tightened over the period. Detracting from performance was the Fund’s exposure to zero-coupon bonds, which underperformed relative to the broader municipal bond market as spreads in this sector generally widened. The Fund’s exposure to bonds with shorter maturities and bonds that price to shorter calls also detracted as declining rates had less of an impact on the shorter end of the yield curve.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information
Symbol on NYSE Amex	MZA
Initial Offering Date	October 29, 1993
Yield on Closing Market Price as of July 31, 2010 ($13.67)[1]	6.10%
Tax Equivalent Yield[2]	9.38%
Current Monthly Distribution per Common Share[3]	$0.0695
Current Annualized Distribution per Common Share[3]	$0.8340
Leverage as of July 31, 2010[4]	39%

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2 Tax equivalent yield assumes the maximum federal tax rate of 35%.
3 The distribution is not constant and is subject to change.
4 Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to Preferred Shares and
TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 9.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	7/31/10	7/31/09	Change	High	Low
Market Price	$13.67	$12.85	6.38%	$13.90	$12.06
Net Asset Value	$13.73	$12.40	10.73%	$13.81	$12.38
The following charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations
	7/31/10	7/31/09
County/City/Special District/School District	37%	25%
Utilities	21	19
State	14	17
Education	9	12
Health	8	13
Housing	6	8
Transportation	5	5
Corporate	—	1

Credit Quality Allocations[5]
	7/31/10	7/31/09
AAA/Aaa	27%	25%
AA/Aa	31	22
A	31	29
BBB/Baa	8	19
BB/Ba	1	1
B	1	1
Not Rated	1	3[6]

5 Using the higher of S&P’s or Moody’s ratings.
6 The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of July 31, 2009, the market value of these securities was $1,515,561, representing 2% of the Fund’s long-term investments.

ANNUAL REPORT

JULY 31, 2010

Fund Summary as of July 31, 2010

BlackRock MuniYield California Fund, Inc.

Fund Overview

BlackRock MuniYield California Fund, Inc.’s (MYC) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal and California income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and California income taxes. Under normal market conditions, the Fund invests primarily in long-
term municipal obligations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.
No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended July 31, 2010, the Fund returned 23.51% based on market price, and 16.59% based on NAV. For the same period, the closed-
end Lipper California Municipal Debt Funds category posted an average return of 22.90% based on market price, and 18.98% based on NAV. All returns reflect reinvestment of dividends. The Fund's discount to NAV, which narrowed during the period, accounts for the difference between performance based on market price and performance based on NAV. The following discussion relates to performance based on NAV. The Fund’s neutral duration stance during the first half of the period hindered performance as interest rates were generally declining; however, shifting to a more aggressive duration stance in the second half of the period proved beneficial. Declining interest rates also had a negative impact on short-call, high-coupon bonds held in the Fund during the first half of the period. On the positive side, the Fund’s fully invested posture and relatively high degree of income accrual contributed to performance. The tightening of credit quality spreads boosted performance of the lower-rated sectors of the portfolio. The Fund’s holdings in corporate-backed and health municipals also aided performance.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information
Symbol on NYSE	MYC
Initial Offering Date	February 28, 1992
Yield on Closing Market Price as of July 31, 2010 ($14.44)[1]	5.98%
Tax Equivalent Yield[2]	9.20%
Current Monthly Distribution per Common Share[3]	$0.072
Current Annualized Distribution per Common Share[3]	$0.864
Leverage as of July 31, 2010[4]	42%

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2 Tax equivalent yield assumes the maximum federal tax rate of 35%.
3 The Monthly Distribution per Common Share, declared on September 1, 2010, was increased to $0.0760 per share. The Yield on Closing Market Price, Current Monthly Distribution
per Common Share and Current Annualized Distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.
4 Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to Preferred Shares and
TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 9.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	7/31/10	7/31/09	Change	High	Low
Market Price	$14.44	$12.44	16.08%	$14.45	$12.32
Net Asset Value	$14.76	$13.47	9.58%	$15.11	$13.45
The following charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations
	7/31/10	7/31/09
County/City/Special District/School District	35%	35%
Utilities	26	28
Education	14	13
Health	8	9
Corporate	7	1
State	6	7
Transportation	3	6
Housing	1	1

Credit Quality Allocations[5]
	7/31/10	7/31/09
AAA/Aaa	27%	34%
AA/Aa	46	30
A	24	34
BBB/Baa	2	1
Not Rated[6]	1	1

5 Using the higher of S&P’s or Moody’s ratings.
6 The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of July 31, 2010 and July 31, 2009, the market value of these securities were $2,416,739, representing 1% and $2,589,445, representing
1%, respectively, of the Fund’s long-term investments.

6 ANNUAL REPORT

JULY 31, 2010

Fund Summary as of July 31, 2010

BlackRock MuniYield Investment Fund

Fund Overview

BlackRock MuniYield Investment Fund’s (MYF) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objec-
tive by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Fund primarily invests in municipal bonds that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance
For the 12 months ended July 31, 2010, the Fund returned 30.32% based on market price, and 17.12% based on NAV. For the same period, the closed-
end Lipper General Municipal Debt Funds (Leveraged) category posted an average return of 23.46% based on market price, and 19.89% based on NAV. All returns reflect reinvestment of dividends. The Fund moved from a discount to NAV to a premium by period end, which accounts for the difference between performance based on market price and performance based on NAV. The following discussion relates to performance based on NAV. The Fund’s holdings of
Florida issues detracted from performance during the period as Florida underperformed the national market. The Fund continues to seek to reduce its expo-
sure to Florida, however, many of its Florida holdings have limited liquidity. On the positive side, the Fund held health and housing bonds with maturities of
20 years and longer, which benefited performance as the municipal yield curve flattened over the last 12 months.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information
Symbol on NYSE	MYF
Initial Offering Date	February 28, 1992
Yield on Closing Market Price as of July 31, 2010 ($14.36)[1]	6.27%
Tax Equivalent Yield[2]	9.65%
Current Monthly Distribution per Common Share[3]	$0.075
Current Annualized Distribution per Common Share[3]	$0.900
Leverage as of July 31, 2010[4]	38%

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2 Tax equivalent yield assumes the maximum federal tax rate of 35%.
3 The distribution is not constant and is subject to change.
4 Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to Preferred Shares and
TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 9.

The table below summarizes the changes in the Fund’s market price and NAV per share:
	7/31/10	7/31/09	Change	High	Low
Market Price	$14.36	$11.72	22.53%	$14.40	$11.64
Net Asset Value	$14.26	$12.95	10.12%	$14.41	$12.93
The following charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations
	7/31/10	7/31/09
County/City/Special District/School District	22%	29%
Transportation	21	16
Health	20	17
Utilities	15	19
State	7	9
Education	7	5
Corporate	4	—
Housing	4	5

Credit Quality Allocations[5]
	7/31/10	7/31/09
AAA/Aaa	16%	23%
AA/Aa	52	39
A	26	34
BBB/Baa	4	—
Not Rated[6]	2	4

5 Using the higher of S&P’s or Moody’s ratings.
6 The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of July 31, 2010 and July 31, 2009, the market value of these securities were $635,244, representing 1% and $4,309,488, representing 2%, respectively, of the Fund’s long-term investments.

ANNUAL REPORT

JULY 31, 2010

Fund Summary as of July 31, 2010

BlackRock MuniYield New Jersey Fund, Inc.

Fund Overview

BlackRock MuniYield New Jersey Fund, Inc.’s (MYJ) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes and New Jersey personal income tax as is consistent with its investment policies and prudent investment management.
The Fund seeks to achieve its investment objective by investing at least 80% of its assets municipal obligations exempt from federal income taxes (except that the interest may subject to the federal alternative minimum tax) and New Jersey personal income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended July 31, 2010, the Fund returned 19.38% based on market price, and 14.34% based on NAV. For the same period, the closed-
end Lipper New Jersey Municipal Debt Funds category posted an average return of 20.66% based on market price, and 16.85% based on NAV. All returns reflect reinvestment of dividends. The Fund's discount to NAV, which narrowed during the period, accounts for the difference between performance based on market price and performance based on NAV. The following discussion relates to performance based on NAV. Detracting from performance was the Fund’s exposure to zero-coupon bonds, which underperformed as investors favored the liquidity of coupon bonds. The Fund’s exposure to Puerto Rico securities also hindered performance as economic conditions in the Commonwealth worsened. On the positive side, the Fund held health and housing bonds with maturities of 15 years and longer, which benefited performance as the municipal yield curve flattened over the last 12 months.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information
Symbol on NYSE	MYJ
Initial Offering Date	May 1, 1992
Yield on Closing Market Price as of July 31, 2010 ($15.19)[1]	5.57%
Tax Equivalent Yield[2]	8.57%
Current Monthly Distribution per Common Share[3]	$0.0705
Current Annualized Distribution per Common Share[3]	$0.8460
Leverage as of July 31, 2010[4]	34%

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2 Tax equivalent yield assumes the maximum federal tax rate of 35%.
3 The Monthly Distribution per Common Share, declared on September 1, 2010, was increased to $0.0715 per share. The Yield on Closing Market Price, Current Monthly Distribution
per Common Share and Current Annualized Distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.
4 Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to Preferred Shares and
TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 9.

The table below summarizes the changes in the Fund’s market price and NAV per share:
	7/31/10	7/31/09	Change	High	Low
Market Price	$15.19	$13.49	12.60%	$15.19	$13.49
Net Asset Value	$15.24	$14.13	7.86%	$15.47	$14.11
The following charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations
	7/31/10	7/31/09
State	26%	28%
County/City/Special District/School District	15	16
Transportation	14	12
Education	12	11
Health	12	13
Housing	12	10
Utilities	4	6
Corporate	3	3
Tobacco	2	1

Credit Quality Allocations[5]
	7/31/10	7/31/09
AAA/Aaa	23%	27%
AA/Aa	32	27
A	31	31
BBB/Baa	9	11
BB/Ba	2	—
Not Rated[6]	3	4

5 Using the higher of S&P’s or Moody’s ratings.
6 The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of July 31, 2010 and July 31, 2009, the market value of these securities were $8,311,633, representing 3% and $9,156,088, representing
3%, respectively, of the Fund's long-term investments.

8 ANNUAL REPORT

JULY 31, 2010

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the yield and NAV of their Common Shares. However, these objectives cannot be achieved in all interest rate environments.

To leverage, the Funds issue Preferred Shares, which pay dividends at pre-
vailing short-term interest rates, and invest the proceeds in long-term municipal bonds. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each
Fund’s Common Shareholders will benefit from the incremental net income.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it issues Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are 3% and long-
term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the securi-
ties purchased by the Fund with assets received from the Preferred Shares issuance earn income based on long-term interest rates. In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the Fund’s long-term investments, and therefore the
Common Shareholders are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup on the
Common Shares will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates of 6%, the yield curve has a negative slope. In this case, the Fund pays dividends on the higher short-term interest rates whereas the Fund’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemp-
tion value of the Fund’s Preferred Shares does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Fund’s
NAV positively or negatively in addition to the impact on Fund performance from leverage from Preferred Shares discussed above.

The Funds may also leverage their assets through the use of tender option bond (“TOB”) programs, as described in Note 1 of the Notes to
Financial Statements. TOB investments generally will provide the Funds with economic benefits in periods of declining short-term interest rates, but expose the Funds to risks during periods of rising short-term interest rates similar to those associated with Preferred Shares issued by the Funds, as described above. Additionally, fluctuations in the market value of municipal bonds deposited into the TOB trust may adversely affect each Fund’s NAV per share.

The use of leverage may enhance opportunities for increased returns to the
Funds and Common Shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will gen-
erally cause greater changes in the Funds’ NAV, market price and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Funds’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Funds’ net income will be less than if leverage had not been used, and therefore the amount avail-
able for distribution to Common Shareholders will be reduced. Each Fund may be required to sell portfolio securities at inopportune times or at dis-
tressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Fund to incur losses. The use of leverage may limit each
Fund’s ability to invest in certain types of securities or use certain types of hedging strategies, such as in the case of certain restrictions imposed by ratings agencies that rate preferred shares issued by the Funds. Each
Fund will incur expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares.

Under the Investment Company Act of 1940, the Funds are permitted to issue Preferred Shares in an amount of up to 50% of their total managed assets at the time of issuance. Under normal circumstances, each Fund anticipates that the total economic leverage from Preferred Shares and/or
TOBs will not exceed 50% of its total managed assets at the time such leverage is incurred. As of July 31, 2010, the Funds had economic leverage from Preferred Shares and/or TOBs as a percentage of their total managed assets as follows:

Percent of
Leverage
MNE	34%
MZA	39%
MYC	42%
MYF	38%
MYJ	34%

Derivative Financial Instruments

The Funds may invest in various derivative instruments, including financial futures contracts, as specified in Note 2 of the Notes to Financial
Statements, which may constitute forms of economic leverage. Such instru-
ments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks.
Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative instrument. Each Fund’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately pre-
dict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appre-
ciation a Fund can realize on an investment, may result in lower dividends paid to shareholders, or may cause a Fund to hold a security that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

ANNUAL REPORT

JULY 31, 2010

Schedule of Investments July 31, 2010

BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE)

(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
New York — 116.9%
Corporate — 12.1%
Jefferson County Industrial Development Agency
New York, Refunding RB, Solid Waste, Series A, AMT,
5.20%, 12/01/20	$ 500	$ 499,965
New York City Industrial Development Agency, RB, AMT:
1990 American Airlines Inc. Project, 5.40%, 7/01/20	1,500	1,214,535
British Airways Plc Project, 7.63%, 12/01/32	1,000	1,010,940
Continental Airlines Inc. Project, Mandatory
Put Bonds, 8.38%, 11/01/16	1,000	998,830
New York City Industrial Development Agency, Refunding
RB, Terminal One Group Association Project, AMT:
5.50%, 1/01/18	1,000	1,064,880
5.50%, 1/01/24	1,000	1,024,870
New York State Energy Research & Development
Authority, Refunding RB:
Brooklyn Union Gas/Keyspan, Series A, AMT (FGIC),
4.70%, 2/01/24	500	505,310
Rochester Gas & Electric Corp., Series C (NPFGC),
5.00%, 8/01/32 (a)	1,000	1,050,830
		7,370,160
County/City/Special District/School District — 22.1%
Amherst Development Corp., RB, UBF Faculty-Student
Housing Corp., Series A (AGM), 4.00%, 10/01/24	1,000	999,960
City of New York New York, GO:
Series J (NPFGC), 5.25%, 5/15/18	1,500	1,683,360
Sub-Series F-1 (Syncora), 5.00%, 9/01/22	1,000	1,107,210
Sub-Series I-1, 5.50%, 4/01/21	1,500	1,759,950
Sub-Series I-1, 5.13%, 4/01/25	750	829,193
New York City Industrial Development Agency, RB,
Queens Baseball Stadium, PILOT (AMBAC),
5.00%, 1/01/31	1,500	1,398,150
New York City Industrial Development Agency,
Refunding RB:
New York Stock Exchange Project, Series A,
4.25%, 5/01/24	500	508,760
Terminal One Group Association Project, AMT,
5.50%, 1/01/21 (a)	250	260,430
New York City Transitional Finance Authority, RB:
Fiscal 2007, Series S-1 (NPFGC), 5.00%, 7/15/24	500	539,265
Fiscal 2009, Series S-3, 5.00%, 1/15/23	575	630,562
New York Liberty Development Corp., Refunding RB,
Second Priority, Bank of America Tower at One Bryant
Park Project, 5.63%, 7/15/47	1,000	1,021,670
New York State Dormitory Authority, RB, Interagency
Council Pooled, Series A-1, 4.25%, 7/01/25	1,000	984,760
New York State Dormitory Authority, Refunding RB,
Consolidated Service Contract, Series A,
4.00%, 7/01/25	750	750,540
United Nations Development Corp. New York,
Refunding RB, Series A, 4.25%, 7/01/24	1,000	1,024,610
		13,498,420

	Par
Municipal Bonds	(000)	Value
New York (continued)
Education — 13.6%
Dutchess County Industrial Development Agency
New York, Refunding RB, Bard College Civic Facility,
Series A-1, 5.00%, 8/01/22	$ 750	$ 769,590
Nassau County Industrial Development Agency,
Refunding RB, New York Institute of Technology Project,
Series A, 5.00%, 3/01/21	1,000	1,054,000
New York City Industrial Development Agency, RB,
Lycee Francais de New York Project, Series A (ACA),
5.50%, 6/01/15	500	532,405
New York City Industrial Development Agency,
Refunding RB, Polytechnic University Project (ACA),
4.70%, 11/01/22	1,000	940,340
New York State Dormitory Authority, RB:
Master BOCES Program Lease (AGM),
3.50%, 8/15/25 (b)	1,000	927,800
Mount Sinai School of Medicine, 5.50%, 7/01/25	1,000	1,057,700
Mount Sinai School of Medicine, Series A (NPFGC),
5.15%, 7/01/24	250	263,025
Schenectady County Industrial Development Agency,
Refunding RB, Union College Project, 5.00%, 7/01/26	1,000	1,066,940
Suffolk County Industrial Development Agency,
Refunding RB, New York Institute of Technology Project,
5.25%, 3/01/21	600	621,324
Trust for Cultural Resources, RB:
Carnegie Hall, Series A, 5.00%, 12/01/29	750	788,212
Museum of American Folk Art (ACA), 6.13%, 7/01/30	500	275,445
		8,296,781
Health — 21.3%
Dutchess County Industrial Development Agency New York,
RB, St. Francis Hospital, Series B, 7.25%, 3/01/19	355	361,060
Erie County Industrial Development Agency, RB,
Episcopal Church Home, Series A, 5.88%, 2/01/18	1,690	1,690,946
Genesee County Industrial Development Agency New York,
Refunding RB, United Memorial Medical Center Project,
4.75%, 12/01/14	335	335,492
New York City Industrial Development Agency, RB,
PSCH Inc. Project, 6.20%, 7/01/20	1,415	1,355,740
New York State Dormitory Authority, RB:
NYU Hospital Center, Series B, 5.25%, 7/01/24	455	470,707
New York State Association for Retarded
Children, Inc., Series A, 5.30%, 7/01/23	450	482,513
North Shore-Long Island Jewish Health System,
Series A, 5.25%, 5/01/25	780	797,854
New York State Dormitory Authority, Refunding RB:
Lenox Hill Hospital Obligation Group, 5.75%, 7/01/17	500	507,855
Mount Sinai Hospital, Series A, 4.25%, 7/01/23	600	597,912
NYU Hospital Center, Series A, 5.00%, 7/01/16	1,130	1,221,134
North Shore-Long Island Jewish Health System,
Series E, 5.00%, 5/01/22	650	686,400

Portfolio Abbreviations
To simplify the listings of portfolio holdings in the		CAB	Capital Appreciation Bonds	IDRB	Industrial Development Revenue Bonds
Schedules of Investments, the names and descriptions of		CIFG	CDC IXIS Financial Guaranty	ISD	Independent School District
many of the securities have been abbreviated according		COP	Certificates of Participation	LRB	Lease Revenue Bonds
to the following list:		EDA	Economic Development Authority	MRB	Mortgage Revenue Bonds
		ERB	Education Revenue Bonds	NPFGC	National Public Finance Guarantee Corp.
ACA	ACA Financial Guaranty Corp.	FGIC	Financial Guaranty Insurance Co.	PILOT	Payment in Lieu of Taxes
AGC	Assured Guaranty Corp.	GO	General Obligation Bonds	RB	Revenue Bonds
AGM	Assured Guaranty Municipal Corp.	HFA	Housing Finance Agency	S/F	Single-Family
AMBAC	American Municipal Bond Assurance Corp.	HRB	Housing Revenue Bonds	SONYMA	State of New York Mortgage Agency
AMT	Alternative Minimum Tax (subject to)	IDA	Industrial Development Authority
See Notes to Financial Statements.

10 ANNUAL REPORT

JULY 31, 2010

Schedule of Investments (continued)

BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE)

(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
New York (continued)
Health (concluded)
Saratoga County Industrial Development Agency
New York, Refunding RB, The Saratoga Hospital Project,
Series A (Radian), 4.38%, 12/01/13	$ 365	$ 385,039
Suffolk County Industrial Development Agency
New York, Refunding RB, Jeffersons Ferry Project,
4.63%, 11/01/16	800	813,200
Tompkins County Industrial Development Agency
New York, Refunding RB, Continuing Care Retirement
Community, Kendal at Ithaca Project, Series A-2:
5.75%, 7/01/18	250	250,235
6.00%, 7/01/24	1,000	1,000,480
Westchester County Industrial Development Agency
New York, MRB, Kendal on Hudson Project, Series A,
6.38%, 1/01/24	750	746,745
Westchester County Industrial Development Agency
New York, RB, Special Needs Facilities Pooled Program,
Series D-1, 6.80%, 7/01/19	515	516,406
Yonkers Industrial Development Agency New York, RB,
Sacred Heart Associations Project, Series A, AMT
(SONYMA), 4.80%, 10/01/26	750	744,952
		12,964,670
Housing — 15.5%
New York City Housing Development Corp., RB:
The Animal Medical Center, Series A,
5.50%, 12/01/33	1,615	1,616,841
Series C, 4.25%, 11/01/25	825	836,946
New York Mortgage Agency, Refunding RB, AMT:
Homeowner Mortgage, Series 130, 4.75%, 10/01/30	2,500	2,449,000
Series 133, 4.95%, 10/01/21	395	402,102
Series 143, 4.85%, 10/01/27	500	489,700
New York State Urban Development Corp., RB, Subordinate
Lien, Corporate Purpose, Series A, 5.13%, 7/01/19	2,000	2,166,780
Yonkers Economic Development Corp., Refunding RB,
Riverview II (Freddie Mac), 4.50%, 5/01/25	1,500	1,511,700
		9,473,069
State — 11.3%
New York State Dormitory Authority, ERB, Series F,
5.00%, 3/15/30	1,290	1,348,347
New York State Dormitory Authority, LRB, Municipal Health
Facilities, Sub-Series 2-4, 5.00%, 1/15/27	600	622,278
New York State Dormitory Authority, Refunding RB,
Department of Health, Series A (CIFG), 5.00%, 7/01/25	1,500	1,575,900
New York State Thruway Authority, Refunding RB,
Series A-1, 5.00%, 4/01/22	1,000	1,135,700
New York State Urban Development Corp., RB, State
Personal Income Tax, State Facilities, Series A-1
(NPFGC), 5.00%, 3/15/24	485	522,830
New York State Urban Development Corp., Refunding RB,
Service Contract, Series B, 5.00%, 1/01/21	1,500	1,665,360
		6,870,415
Tobacco — 1.8%
Tobacco Settlement Financing Corp. New York, RB,
Asset-Backed, Series B-1C, 5.50%, 6/01/22	1,000	1,094,210
Transportation — 10.7%
Metropolitan Transportation Authority, RB (NPFGC):
Series A, 5.00%, 11/15/24	2,000	2,145,800
Series B, 5.25%, 11/15/19	860	995,897
Metropolitan Transportation Authority, Refunding RB:
Series A (NPFGC), 5.00%, 11/15/25	2,000	2,049,400
Series B, 5.25%, 11/15/25	750	833,183
Port Authority of New York & New Jersey, Refunding RB,
Consolidated, 152nd Series, AMT, 5.00%, 11/01/23	500	524,180
		6,548,460

	Par
Municipal Bonds	(000)	Value
New York (concluded)
Utilities — 8.5%
Long Island Power Authority, Refunding RB:
General, Series D (NPFGC), 5.00%, 9/01/25	$ 4,000	$ 4,189,840
Series A, 5.50%, 4/01/24	875	978,460
		5,168,300
Total Municipal Bonds in New York		71,284,485
Guam — 2.5%
County/City/Special District/School District — 0.5%
Territory of Guam, RB, Section 30, Series A,
5.38%, 12/01/24	325	334,467
State — 0.3%
Territory of Guam, GO, Series A, 6.00%, 11/15/19	185	192,119
Utilities — 1.7%
Guam Government Waterworks Authority, Refunding RB,
Water, 6.00%, 7/01/25	1,000	1,023,190
Total Municipal Bonds in Guam		1,549,776
Puerto Rico — 21.5%
Education — 0.8%
Puerto Rico Industrial Tourist Educational Medical &
Environmental Control Facilities Financing Authority,
RB, University Plaza Project, Series A (NPFGC),
5.00%, 7/01/33	500	491,275
Housing — 3.3%
Puerto Rico Housing Finance Authority, Refunding RB,
Subordinate, Capital Fund Modernization,
5.13%, 12/01/27	2,000	2,019,460
State — 6.1%
Commonwealth of Puerto Rico, GO, Public Improvement,
Series A, 5.25%, 7/01/16 (c)	615	743,996
Commonwealth of Puerto Rico, GO, Refunding:
Public Improvement, Series A (NPFGC),
5.50%, 7/01/21	1,000	1,067,680
Public Improvement, Series A-4 (AGM),
5.25%, 7/01/30	350	360,178
Puerto Rico Municipal Finance Agency, GO, Series A,
5.25%, 8/01/25	1,000	1,014,480
Puerto Rico Public Buildings Authority, Refunding RB,
Government Facilities, Series M-3 (NPFGC),
6.00%, 7/01/28	500	527,660
		3,713,994
Transportation — 9.7%
Puerto Rico Highway & Transportation Authority, RB:
Series Y (AGM), 6.25%, 7/01/21	3,000	3,398,760
Subordinate (FGIC), 5.75%, 7/01/21	2,000	2,054,660
Puerto Rico Highway & Transportation Authority,
Refunding RB, Series AA-1 (AGM), 4.95%, 7/01/26	450	466,043
		5,919,463
Utilities — 1.6%
Puerto Rico Electric Power Authority, RB, Series CCC,
4.25%, 7/01/23	1,000	980,960
Total Municipal Bonds in Puerto Rico		13,125,152

See Notes to Financial Statements.

ANNUAL REPORT

JULY 31, 2010

Schedule of Investments (concluded)

BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE)

(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
U.S. Virgin Islands — 3.3%
Corporate — 1.6%
United States Virgin Islands, Refunding RB,
Senior Secured, Hovensa Coker Project, AMT,
6.50%, 7/01/21	$ 500	$ 507,710
Virgin Islands Public Finance Authority, RB,
Senior Secured, Hovensa Refinery, AMT,
4.70%, 7/01/22	500	460,980
		968,690
State — 1.7%
Virgin Islands Public Finance Authority, RB, Senior Lien,
Matching Fund Loan Note, Series A, 5.25%, 10/01/24	1,000	1,023,960
Total Municipal Bonds in the U.S. Virgin Islands		1,992,650
Total Municipal Bonds — 144.2%		87,952,063
Municipal Bonds Transferred to
Tender Option Bond Trusts (d)
New York — 3.9%
County/City/Special District/School District — 1.4%
City of New York New York, GO, Sub-Series B-1,
5.25%, 9/01/22	750	851,895
Utilities — 2.5%
New York City Municipal Water Finance Authority,
Refunding RB, Series A, 4.75%, 6/15/30	1,500	1,546,050
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 3.9%		2,397,945
Total Long-Term Investments
(Cost — $87,625,309) — 148.1%		90,350,008
Short-Term Securities	Shares
BIF New York Municipal Money Fund, 0.00% (e)(f)	1,976,046	1,976,046
Total Short-Term Securities
(Cost — $1,976,046) — 3.2%		1,976,046
Total Investments (Cost — $89,601,355*) — 151.3%		92,326,054
Liabilities in Excess of Other Assets — (0.9)%		(557,259)
Liability for Trust Certificates, Including Interest
Expense and Fees Payable — (1.8)%		(1,125,652)
Preferred Shares, at Redemption Value — (48.6)%		(29,633,534)
Net Assets Applicable to Common Shares — 100.0%		$ 61,009,609

* The cost and unrealized appreciation (depreciation) of investments as of July 31,
2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 88,341,873
Gross unrealized appreciation	$ 3,503,005
Gross unrealized depreciation	(643,824)
Net unrealized appreciation	$ 2,859,181

(a) Variable rate security. Rate shown is as of report date.
(b) When-issued security. Unsettled when-issued transactions were as follows:

		Unrealized
Counterparty	Value	Depreciation
Roosevelt & Cross, Inc.	$ 927,800	$(1,100)

(c) US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d) Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired residual interest certificates. These securities serve as col-
lateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
(e) Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as
amended, are as follows:

	Shares Held		Shares Held
	at July 31,	Net	at July 31,
Affiliate	2009	Activity	2010	Income
BIF New York
Municipal
Money Fund	1,737,841	238,205	1,976,046	$ 119

(f) Represents the current yield as of report date.
• For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management.
This definition may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.
• Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Fund’s own assumptions used in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following table summarizes the inputs used as of July 31, 2010 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in
Securities:
Long-Term
Investments[1]	—	$ 90,350,008	—	$ 90,350,008
Short-Term
Securities	$ 1,976,046	—	—	1,976,046
Total	$ 1,976,046	$ 90,350,008	—	$ 92,326,054
[1] See above Schedule of Investments for values in each sector.

See Notes to Financial Statements.

12 ANNUAL REPORT

JULY 31, 2010

Schedule of Investments July 31, 2010

BlackRock MuniYield Arizona Fund, Inc. (MZA)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Arizona — 128.6%
County/City/Special District/School District — 56.0%
City of Glendale Arizona, RB (NPFGC), 5.00%, 7/01/25 $	2,305	$ 2,467,502
City of Tucson Arizona, COP:
(AGC), 5.00%, 7/01/29	1,000	1,034,880
Series A (NPFGC), 5.00%, 7/01/20	1,500	1,608,540
County of Pinal Arizona, COP:
5.00%, 12/01/26	1,250	1,255,713
5.00%, 12/01/29	1,250	1,250,400
Downtown Phoenix Hotel Corp., RB, Senior Series A
(FGIC), 5.00%, 7/01/36	245	205,161
Gila County Unified School District No. 10-Payson
Arizona, GO, School Improvement Project of 2006,
Series A (AMBAC), 5.25%, 7/01/27 (a)	500	531,225
Gilbert Public Facilities Municipal Property Corp. Arizona,
RB, 5.50%, 7/01/27	2,000	2,180,820
Gladden Farms Community Facilities District, GO,
5.50%, 7/15/31	750	596,715
Greater Arizona Development Authority, RB, Santa Cruz
County Jail, Series 2, 5.25%, 8/01/31	1,000	1,045,150
Maricopa County Community College District Arizona,
GO, Series C, 3.00%, 7/01/22	1,000	1,002,320
Maricopa County Pollution Control Corp., Refunding RB,
Southern California Edison Co., Series A,
5.00%, 6/01/35	2,100	2,112,831
Maricopa County Public Finance Corp., RB, Series A
(AMBAC), 5.00%, 7/01/24	2,500	2,665,800
Maricopa County Unified School District No. 11-Peoria
Arizona, GO, School Improvement, 2nd Series (NPFGC),
5.00%, 7/01/25	430	457,107
Maricopa County Unified School District No. 89-Dysart
Arizona, GO, School Improvement Project of 2006,
Series C, 6.00%, 7/01/28	1,000	1,117,310
Mohave County Unified School District No. 20
Kingman, GO, School Improvement Project of 2006,
Series C (AGC):
5.50%, 7/01/20	755	888,159
5.00%, 7/01/26	1,000	1,083,730
Phoenix Civic Improvement Corp., RB, Subordinate,
Civic Plaza Expansion Project, Series A (NPFGC),
5.00%, 7/01/35	3,325	3,369,688
Queen Creek Improvement District No. 1, Special
Assessment Bonds, 5.00%, 1/01/32	1,000	981,900
Scottsdale Municipal Property Corp. Arizona, RB,
Water & Sewer Development Project, Series A,
5.00%, 7/01/24	1,500	1,670,865
Scottsdale Municipal Property Corp. Arizona,
Refunding RB, 5.00%, 7/01/26	1,570	1,820,022
State of Arizona, RB, Series A (AGM), 5.00%, 7/01/29	2,000	2,048,220
Vistancia Community Facilities District Arizona, GO:
6.75%, 7/15/22	1,275	1,334,262
5.75%, 7/15/24	750	792,938
Yuma County Library District, GO (Syncora),
5.00%, 7/01/26	1,465	1,535,598
		35,056,856
Education — 14.2%
Arizona State University, RB, Series 2008-C:
6.00%, 7/01/25	970	1,112,590
6.00%, 7/01/26	745	848,510
6.00%, 7/01/27	425	481,576
6.00%, 7/01/28	300	338,634
Maricopa County IDA Arizona, RB, Arizona Charter
Schools Project, Series A, 6.63%, 7/01/20	900	698,292

	Par
Municipal Bonds	(000)	Value
Arizona (continued)
Education (concluded)
Pima County IDA, RB, Arizona Charter Schools Project,
Series C:
6.70%, 7/01/21	$ 720	$ 720,792
6.75%, 7/01/31	985	959,666
Pima County IDA, Refunding RB:
Arizona Charter Schools Project, Series O,
5.00%, 7/01/26	1,000	820,620
Charter Schools II, Series A, 6.75%, 7/01/21	565	565,876
University of Arizona, COP, Refunding, University of Arizona
Projects, Series A (AMBAC), 5.13%, 6/01/29	905	920,521
University of Arizona, COP, University of Arizona Projects,
Series B (AMBAC), 5.00%, 6/01/28	1,400	1,416,506
		8,883,583
Health — 13.3%
Arizona Health Facilities Authority, Refunding RB, Banner
Health, Series D:
6.00%, 1/01/30	1,500	1,536,450
5.50%, 1/01/38	1,300	1,327,703
Maricopa County IDA Arizona, Refunding RB Series A:
Catholic Healthcare West, 5.50%, 7/01/26	1,850	1,898,673
Samaritan Health Services (NPFGC),
7.00%, 12/01/16 (b)	1,000	1,218,720
University Medical Center Corp. Arizona, RB,
6.50%, 7/01/39	500	535,940
Yavapai County IDA Arizona, RB, Yavapai Regional
Medical Center, Series A, 6.00%, 8/01/33	1,800	1,815,192
		8,332,678
Housing — 6.4%
Maricopa County & Phoenix Industrial Development
Authorities, Refunding RB, AMT (Ginnie Mae) S/F:
Series A-1, 5.75%, 5/01/40	605	646,188
Series A-2, 5.80%, 7/01/40	440	448,479
Maricopa County IDA Arizona, RB, Series 3-B, AMT
(Ginnie Mae), 5.25%, 8/01/38	856	892,527
Phoenix & Pima County IDA, RB, Series 1A, AMT
(Ginnie Mae), 5.65%, 7/01/39	388	412,007
Phoenix & Pima County IDA, Refunding RB,
Series 2007-1, AMT (Ginnie Mae), 5.25%, 8/01/38	798	803,667
Phoenix IDA Arizona, Refunding RB, Series 2007-2, AMT
(Ginnie Mae), 5.50%, 8/01/38	787	802,306
		4,005,174
State — 15.6%
Arizona School Facilities Board, COP:
5.13%, 9/01/21	1,000	1,088,780
5.75%, 9/01/22	2,000	2,266,720
Arizona Sports & Tourism Authority, RB, Baseball Training
Facilities Project, 5.00%, 7/01/16	400	406,932
Arizona State Transportation Board, RB, Series B,
5.00%, 7/01/30	4,000	4,280,320
Greater Arizona Development Authority, RB, Series B
(NPFGC), 5.00%, 8/01/30	1,700	1,743,061
		9,785,813
Transportation — 4.2%
Phoenix Civic Improvement Corp., RB Senior Lien:
Series A, 5.00%, 7/01/33	1,000	1,018,950
Series B, AMT (NPFGC), 5.75%, 7/01/17	1,000	1,045,650
Series B, AMT (NPFGC), 5.25%, 7/01/32	600	600,948
		2,665,548

See Notes to Financial Statements.

ANNUAL REPORT

JULY 31, 2010

Schedule of Investments (continued)

BlackRock MuniYield Arizona Fund, Inc. (MZA)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Arizona (concluded)
Utilities — 18.9%
City of Mesa Arizona, RB (NPFGC), 5.00%, 7/01/23	$ 1,500	$ 1,703,745
County of Pima Arizona, RB, System (AGM),
5.00%, 7/01/25	1,000	1,071,870
Gilbert Water Resource Municipal Property Corp., RB,
Subordinate Lien (NPFGC), 5.00%, 10/01/29	900	933,966
Phoenix Civic Improvement Corp., RB, Junior Lien
(NPFGC), 5.50%, 7/01/20	2,500	2,691,200
Phoenix Civic Improvement Corp., Refunding RB,
Senior Lien, 5.50%, 7/01/22	2,000	2,316,460
Pinal County IDA Arizona, RB, San Manuel Facility
Project, AMT, 6.25%, 6/01/26	500	439,005
Salt River Project Agricultural Improvement & Power
District, RB, Series A, 5.00%, 1/01/24	1,000	1,111,040
Salt River Project Agricultural Improvement & Power
District, Refunding RB, Salt River Project, Series A,
5.00%, 1/01/35	1,500	1,556,835
		11,824,121
Total Municipal Bonds in Arizona		80,553,773
Guam — 1.6%
Utilities — 1.6%
Guam Government Waterworks Authority, Refunding RB,
Water, 5.88%, 7/01/35	1,000	1,008,380
Total Municipal Bonds in Guam		1,008,380
Puerto Rico — 22.3%
County/City/Special District/School District — 2.2%
Puerto Rico Sales Tax Financing Corp., Refunding RB:
CAB, Series A (NPFGC), 5.75%, 8/01/41 (c)	5,000	752,450
First Sub-Series C, 6.00%, 8/01/39	600	647,754
		1,400,204
Housing — 2.3%
Puerto Rico Housing Finance Authority, Refunding RB,
Subordinate, Capital Fund Modernization,
5.50%, 12/01/18	1,250	1,406,150
State — 7.2%
Commonwealth of Puerto Rico, GO, Series A,
6.00%, 7/01/38	800	844,256
Puerto Rico Public Buildings Authority, Refunding RB,
Government Facilities:
Series M-3 (NPFGC), 6.00%, 7/01/28	900	949,788
Series N, 5.50%, 7/01/27	1,000	1,023,030
Puerto Rico Sales Tax Financing Corp., RB, First
Sub-Series A, 6.38%, 8/01/39	1,500	1,656,060
		4,473,134
Transportation — 3.7%
Puerto Rico Highway & Transportation Authority,
Refunding RB:
Series AA (NPFGC), 5.50%, 7/01/18	1,000	1,098,790
Series AA (NPFGC), 5.50%, 7/01/20	350	378,472
Series CC, 5.50%, 7/01/31	790	828,236
		2,305,498

	Par
Municipal Bonds	(000)	Value
Puerto Rico (concluded)
Utilities — 6.9%
Puerto Rico Aqueduct & Sewer Authority, RB, Senior Lien,
Series A (Radian), 6.00%, 7/01/44	$ 2,180	$ 2,270,383
Puerto Rico Electric Power Authority, RB, Series WW:
5.38%, 7/01/24	1,000	1,052,950
5.50%, 7/01/38	1,000	1,022,480
		4,345,813
Total Municipal Bonds in Puerto Rico		13,930,799
Total Municipal Bonds — 152.5%		95,492,952
Municipal Bonds Transferred to
Tender Option Bond Trusts (d)
Arizona — 5.1%
Utilities — 5.1%
Phoenix Civic Improvement Corp., RB, Junior Lien,
Series A, 5.00%, 7/01/34	3,000	3,160,920
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 5.1%		3,160,920
Total Long-Term Investments
(Cost — $96,164,942) — 157.6%		98,653,872
Short-Term Securities	Shares
BIF Arizona Municipal Money Fund, 0.00% (e)(f)	3,274,527	3,274,527
Total Short-Term Securities
(Cost — $3,274,527) — 5.2%		3,274,527
Total Investments (Cost – $99,439,469*) — 162.8%		101,928,399
Other Assets Less Liabilities — 1.6%		994,609
Liability for Trust Certificates, Including Interest
Expense and Fees Payable — (2.4)%		(1,500,314)
Preferred Shares, at Redemption Value — (62.0)%		(38,804,568)
Net Assets Applicable to Common Shares — 100.0%		$ 62,618,126

* The cost and unrealized appreciation (depreciation) of investments as of July 31,
2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 97,928,421
Gross unrealized appreciation	$ 3,546,618
Gross unrealized depreciation	(1,046,640)
Net unrealized appreciation	$ 2,499,978

(a) Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.
(b) Security is collateralized by Municipal or US Treasury obligations.
(c) Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(d) Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired residual interest certificates. These securities serve as col-
lateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

14 ANNUAL REPORT

JULY 31, 2010

Schedule of Investments (concluded)

BlackRock MuniYield Arizona Fund, Inc. (MZA)

(e) Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as
amended, were as follows:

	Shares Held		Shares Held
	at July 31,	Net	at July 31,
Affiliate	2009	Activity	2010	Income
BIF Arizona
Municipal
Money Fund	4,187,171	(912,644)	3,274,527	—

(f) Represents the current yield as of report date.
•Financial futures contracts sold as of July 31, 2010 were as follows:

		Expiration	Notional	Unrealized
Contracts	Issue	Date	Value	Depreciation
12	10 Year US
	Treasury Bond	September 2010	1,459,849	$ (25,901)

•For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management.
This definition may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

• Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivatives, which are as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Series’ own assumptions used in determining the fair value of investments and derivatives)
The inputs or methodologies used for valuing securities are not necessarily an indi-
cation of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following tables summarize the inputs used as of July 31, 2010 in determining the fair valuation of the Fund’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in
Securities:
Long-Term
Investments[1]	—	$ 98,653,872	—	$ 98,653,872
Short-Term
Securities	$ 3,274,527	—	—	3,274,527
Total	$ 3,274,527	$ 98,653,872	—	$ 101,928,399
[1] See above Schedule of Investments for values in each sector.
Derivative Financial Instruments[2]

Valuation Inputs	Level 1	Level 2	Level 3	Total
Liabilities:
Interest rate
contracts	$ (25,901)	—	—	$ (25,901)

2 Derivative financial Instruments are financial futures contracts which are shown at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

ANNUAL REPORT

JULY 31, 2010

Schedule of Investments July 31, 2010

BlackRock MuniYield California Fund, Inc. (MYC)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
California — 93.7%
Corporate — 3.8%
California Pollution Control Financing Authority, RB,
Waste Management Inc. Project, Series C, Mandatory
Put Bonds, AMT, 6.75%, 12/01/27 (a)	$ 3,300	$ 3,348,312
City of Chula Vista California, RB, San Diego Gas &
Electric, Series B, AMT, 5.00%, 12/01/27	7,500	7,508,625
City of Chula Vista California, Refunding RB, San Diego
Gas & Electric, Series A, 5.88%, 2/15/34	975	1,077,775
		11,934,712
County/City/Special District/School District — 27.6%
Arcata Joint Powers Financing Authority California, Tax
Allocation Bonds, Refunding, Community Development
Project Loan, Series A (AMBAC), 6.00%, 8/01/23	2,415	2,416,739
City of Los Angeles California, COP, Senior, Sonnenblick
Del Rio West Los Angeles (AMBAC), 6.20%, 11/01/31	2,000	2,026,480
El Dorado Union High School District, GO, Election
of 2008, 5.00%, 8/01/35 (b)	5,000	5,187,350
El Monte Union High School District California, GO,
Election of 2002, Series C (AGM), 5.25%, 6/01/32	10,120	10,514,275
Fontana Unified School District California, GO, Series A
(AGM), 5.25%, 8/01/28	7,000	7,411,600
Los Angeles Municipal Improvement Corp., RB, Real
Property, Series E:
5.75%, 9/01/34	500	533,105
6.00%, 9/01/34	1,860	2,034,170
Modesto Irrigation District, COP, Series B,
5.50%, 7/01/35	3,300	3,501,894
Morgan Hill Unified School District California, GO, CAB
(FGIC), 5.07%, 8/01/26 (c)(d)	7,570	3,953,962
Murrieta Valley Unified School District Public Financing
Authority, Special Tax Bonds, Refunding, Series A
(AGC), 5.13%, 9/01/26	6,675	7,073,164
Oak Grove School District California, GO, Election
of 2008, Series A, 5.50%, 8/01/33	4,000	4,305,680
Pico Rivera Public Financing Authority, RB:
5.50%, 9/01/31	1,500	1,546,425
5.75%, 9/01/39	6,025	6,235,754
Pittsburg Redevelopment Agency, Tax Allocation Bonds,
Refunding, Subordinate, Los Medanos Community
Project, Series A, 6.50%, 9/01/28	2,750	3,044,580
San Diego Regional Building Authority California, RB,
County Operations Center & Annex, Series A:
5.38%, 2/01/28	150	161,826
5.38%, 2/01/36	3,200	3,400,672
San Jose Evergreen Community College District
California, GO, Refunding, CAB, Election of 2004,
Series A (NPFGC), 5.12%, 9/01/23 (c)	10,005	5,224,011
San Juan Unified School District California, GO, Election
of 2002 (NPFGC), 5.00%, 8/01/28	5,000	5,131,800
Santa Ana Unified School District, GO, Election of 2008,
Series A, 5.13%, 8/01/33	5,000	5,184,250
Santa Cruz County Redevelopment Agency California,
Tax Allocation Bonds, Live Oak/Soquel Community
Improvement, Series A:
6.63%, 9/01/29	1,000	1,093,760
7.00%, 9/01/36	500	557,200
Vacaville Unified School District California, GO, Election
of 2001 (NPFGC), 5.00%, 8/01/30	4,745	4,795,155
Westminster Redevelopment Agency California,
Tax Allocation Bonds, Subordinate, Commercial
Redevelopment Project No. 1 (AGC), 6.25%, 11/01/39	1,250	1,429,938
		86,763,790

	Par
Municipal Bonds	(000)	Value
California (continued)
Education — 9.9%
California Educational Facilities Authority, RB, Pitzer
College, 6.00%, 4/01/40	$ 2,500	$ 2,683,675
California State Enterprise Development Authority,
Refunding RB, The Thacher School Project,
5.13%, 9/01/39	6,965	7,099,007
California State University, RB, Systemwide, Series A,
5.50%, 11/01/39	2,725	2,932,400
Los Angeles Community College District California, GO,
Election of 2008, Series C, 5.25%, 8/01/39 (b)	9,680	10,172,034
San Francisco Community College District, GO, Election
of 2005, Series D, 5.00%, 6/15/34	5,420	5,664,659
University of California, RB, Limited Project, Series D
(NPFGC), 5.00%, 5/15/32	2,500	2,600,475
		31,152,250
Health — 13.7%
ABAG Finance Authority for Nonprofit Corps,
Refunding RB, Sharp Healthcare, 6.38%, 8/01/34	1,750	1,851,255
California Health Facilities Financing Authority,
Refunding RB:
Catholic Healthcare West, Series A, 6.00%, 7/01/39	10,000	10,719,500
Catholic Healthcare West, Series E, 5.63%, 7/01/25	6,000	6,454,620
Scripps Health, Series A, 5.00%, 11/15/36	4,995	5,005,689
St. Joseph Health System, Series A, 5.50%, 7/01/29	2,100	2,199,351
California Statewide Communities Development
Authority, RB, Health Facility, Memorial Health
Services, Series A:
6.00%, 10/01/23	3,270	3,419,210
5.50%, 10/01/33	3,015	3,064,808
California Statewide Communities Development Authority,
Refunding RB:
Catholic Healthcare West, Series D, 5.50%, 7/01/31	5,055	5,213,019
Senior Living, Southern California, 6.25%, 11/15/19	500	553,910
Senior Living, Southern California, 6.63%, 11/15/24	650	699,634
Senior Living, Southern California, 7.00%, 11/15/29	500	541,080
Senior Living, Southern California, 7.25%, 11/15/41	1,750	1,907,763
City of Torrance California, Refunding RB, Torrance
Memorial Medical Center, Series A, 6.00%, 6/01/22	1,310	1,357,370
		42,987,209
Housing — 1.2%
California Rural Home Mortgage Finance Authority, RB, AMT:
Mortgage-Backed Securities Program, Series B
(Ginnie Mae), 6.15%, 6/01/20	20	20,735
Sub-Series FH-1, 5.50%, 8/01/47	410	205,000
Santa Clara County Housing Authority California, RB,
John Burns Gardens Apartments Project, Series A,
AMT, 6.00%, 8/01/41	3,500	3,490,200
		3,715,935
State — 9.1%
California State Public Works Board, RB:
Department of Developmental Services, Porterville,
Series C, 6.25%, 4/01/34	1,100	1,156,177
Department of Education, Riverside Campus Project,
Series B, 6.50%, 4/01/34	10,000	10,767,000
Trustees of the California State University, Series D,
6.00%, 4/01/27	215	225,944
Various Capital Projects, Sub-Series I-1,
6.38%, 11/01/34	1,850	1,974,264
State of California, GO, Various Purpose:
6.00%, 3/01/33	5,000	5,412,500
6.50%, 4/01/33	5,000	5,623,050
6.00%, 4/01/35	3,385	3,615,586
		28,774,521

See Notes to Financial Statements.

16 ANNUAL REPORT

JULY 31, 2010

Schedule of Investments (continued)

BlackRock MuniYield California Fund, Inc. (MYC)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
California (concluded)
Transportation — 4.6%
County of Orange California, RB, Series B,
5.75%, 7/01/34	$ 3,000	$ 3,267,210
County of Sacramento California, RB, Senior Series B,
5.75%, 7/01/39	900	974,214
San Francisco City & County Airports Commission, RB,
Series E, 6.00%, 5/01/39	4,835	5,339,822
San Francisco Port Commission California, RB, Series A,
5.13%, 3/01/40	5,000	5,050,700
		14,631,946
Utilities — 23.8%
California Infrastructure & Economic Development Bank,
RB, California Independent System Operator, Series A,
6.25%, 2/01/39	2,170	2,301,459
California Statewide Communities Development
Authority, RB, Pooled Financing Program, Series C,
City of West Sacramento (AGM), 5.25%, 10/01/28	2,380	2,413,082
City of Chula Vista California, Refunding RB, San Diego
Gas & Electric, Series D, 5.88%, 1/01/34	2,500	2,763,525
Eastern Municipal Water District California, COP, Series H,
5.00%, 7/01/35	7,975	8,259,388
Los Angeles Department of Water & Power, RB, System,
Sub-Series A-1 (AMBAC), 5.00%, 7/01/38	6,530	6,737,719
Metropolitan Water District of Southern California, RB,
Series A, 5.00%, 7/01/32	680	721,990
Metropolitan Water District of Southern California,
Refunding RB, Series B, 5.00%, 7/01/35	2,675	2,801,742
Oxnard Financing Authority, RB, Redwood Trunk Sewer &
Headworks, Series A (NPFGC), 5.25%, 6/01/34	4,160	4,227,517
Sacramento Municipal Utility District, RB, Cosumnes
Project (NPFGC), 5.13%, 7/01/29	18,500	18,872,775
Sacramento Regional County Sanitation District,
Refunding RB, County Sanitation District 1 (NPFGC),
5.00%, 8/01/35	5,925	6,059,023
San Diego Public Facilities Financing Authority,
Refunding RB, Senior Series A, 5.38%, 5/15/34	1,910	2,050,194
San Francisco City & County Public Utilities Commission,
Refunding RB, Series A, 5.13%, 11/01/39	2,295	2,440,296
Southern California Public Power Authority, RB, Canyon
Power, Series A, 5.25%, 7/01/27	13,760	15,075,869
		74,724,579
Total Municipal Bonds in California		294,684,942
Puerto Rico — 3.2%
County/City/Special District/School District — 1.8%
Commonwealth of Puerto Rico, GO, Refunding, Public
Improvement, Series B, 6.50%, 7/01/37	4,000	4,430,360
State — 1.4%
Puerto Rico Sales Tax Financing Corp., RB, First
Sub-Series A, 6.50%, 8/01/44	5,000	5,542,200
Total Municipal Bonds in Puerto Rico		9,972,560
Total Municipal Bonds — 96.9%		304,657,502

Municipal Bonds Transferred to	Par
Tender Option Bond Trusts (e)	(000)	Value
California — 72.5%
Corporate — 8.6%
San Francisco Bay Area Rapid Transit District,
Refunding RB, Series A (NPFGC), 5.00%, 7/01/30	$ 6,000	$ 6,295,380
University of California, RB:
Limited Project, Series B (AGM), 5.00%, 5/15/33	8,488	8,657,945
Series L, 5.00%, 5/15/40	11,597	11,945,987
		26,899,312
County/City/Special District/School District — 30.3%
City of Los Angeles California, Refunding RB,
Series A, 5.00%, 6/01/39	9,870	10,284,442
Contra Costa Community College District California, GO,
Election of 2002 (AGM), 5.00%, 8/01/30	10,215	10,452,585
Fremont Unified School District Alameda County California,
GO, Election of 2002, Series B (AGM), 5.00%, 8/01/30	4,003	4,117,100
Los Angeles Community College District California, GO:
Election of 2001, Series E-1, 5.00%, 8/01/33	14,850	15,233,873
Election of 2008, Series A, 6.00%, 8/01/33	3,828	4,319,231
Orange County Sanitation District, COP (NPFGC),
5.00%, 2/01/33	9,348	9,538,272
San Diego Community College District California,
GO, Election of 2002, 5.25%, 8/01/33	7,732	8,241,634
San Francisco Bay Area Transit Financing Authority,
Refunding RB, Series A (NPFGC), 5.00%, 7/01/34	5,439	5,649,459
Santa Clara County Financing Authority, Refunding LRB,
Series L, 5.25%, 5/15/36	10,001	10,515,909
Sonoma County Junior College District, GO, Refunding,
Election of 2002, Series B (AGM), 5.00%, 8/01/28	6,875	7,123,830
Twin Rivers Unified School District, GO, Election of
2006 (AGM), 5.00%, 8/01/29	9,390	9,618,925
		95,095,260
Education — 14.0%
California Educational Facilities Authority, RB, University
of Southern California, Series A, 5.25%, 10/01/39	13,845	14,880,329
California State University, RB, Systemwide,
Series A (AGM), 5.00%, 11/01/39	4,840	4,891,691
Los Angeles Community College District California, GO,
Election of 2003, Series E (AGM), 5.00%, 8/01/31	10,002	10,262,145
Peralta Community College District, GO, Election of 2000,
Series D (AGM), 5.00%, 8/01/30	1,995	2,059,080
University of California, RB:
Series L, 5.00%, 5/15/36	8,500	8,826,400
Series O, 5.75%, 5/15/34	2,805	3,167,855
		44,087,500
Utilities — 19.6%
Eastern Municipal Water District, COP,
Series H, 5.00%, 7/01/33	4,748	4,917,319
Los Angeles Department of Water & Power, RB:
Power System, Sub-Series A-1
(AMBAC), 5.00%, 7/01/37	15,098	15,587,224
System, Sub-Series A-2 (AGM), 5.00%, 7/01/35	7,250	7,462,860
Metropolitan Water District of Southern California, RB:
Series A, 5.00%, 7/01/37	20,000	21,062,000
Series C, 5.00%, 7/01/35	7,145	7,483,515
San Diego County Water Authority, COP, Series A
(AGM), 5.00%, 5/01/31	5,010	5,143,817
		61,656,735
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 72.5%		227,738,807
Total Long-Term Investments
(Cost — $517,983,890) — 169.4%		532,396,309

See Notes to Financial Statements.

ANNUAL REPORT

JULY 31, 2010

Schedule of Investments (concluded)

BlackRock MuniYield California Fund, Inc. (MYC)
(Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value
BIF California Municipal Money Fund,
0.04%, (f)(g)	12,364,497	$ 12,364,497
Total Short-Term Securities
(Cost — $12,364,497) — 3.9%		12,364,497
Total Investments (Cost – $530,348,387*) — 173.3%		544,760,806
Liabilities in Excess of Other Assets — (2.1)%		(6,579,601)
Liability for Trust Certificates, Including Interest
Expense and Fees Payable — (37.5)%		(117,887,855)
Preferred Shares, at Redemption Value — (33.7)%		(105,966,974)
Net Assets Applicable to Common Shares — 100.0%		$314,326,376

* The cost and unrealized appreciation (depreciation) of investments as of July 31,
2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 412,648,362
Gross unrealized appreciation	$ 15,581,289
Gross unrealized depreciation	(1,287,499)
Net unrealized appreciation	$ 14,293,790

(a) Variable rate security. Rate shown is as of report date.
(b) When-issued security. Unsettled when-issued transactions were as follows:

		Unrealized
		Appreciation
Counterparty	Value	(Depreciation)
Robert Baird & Co.	$ 5,187,350	$(12,000)
Morgan Stanley & Co.	$10,172,034	$ 72,116

(c) Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(d) Security is collateralized by Municipal or US Treasury obligations.
(e) Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired residual interest certificates. These securities serve as col-
lateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
(f) Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as
amended, were as follows:

	Shares Held		Shares Held
	at July 31,	Net	at July 31,
Affiliate	2009	Activity	2010	Income
BIF California
Municipal
Money Fund	7,607,697	4,756,800	12,364,497	$ 2,491
(g) Represents the current yield as of report date.
• Financial futures contracts sold as of July 31, 2010 were as follows:
		Expiration	Notional	Unrealized
Contracts	Issue	Date	Value	Depreciation
25	10-Year U.S.
Treasury Bond	September 2010		$3,041,742	$ (53,571)

• For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management.
This definition may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

• Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivatives, which are as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Fund’s own assumptions used in determining the fair value of investments and derivatives)
The inputs or methodologies used for valuing securities are not necessarily an indi-
cation of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following tables summarize the inputs used as of July 31, 2010 in determining the fair valuation of the Fund’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in
Securities:
Long-Term
Investments[1]	—	$ 532,396,309	—	$ 532,396,309
Short-Term
Securities	$ 12,364,497	—	—	12,364,497
Total	$ 12,364,497	$ 532,396,309	—	$ 544,760,806
[1] See above Schedule of Investments for values in each sector.
Derivative Financial Instruments[2]

Valuation Inputs	Level 1	Level 2	Level 3	Total
Liabilities:
Interest rate
contracts	$ (53,571)	—	—	$ (53,571)

2 Derivative financial Instruments are financial futures contracts which are shown at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

18 ANNUAL REPORT

JULY 31, 2010

Schedule of Investments July 31, 2010

BlackRock MuniYield Investment Fund (MYF)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Arizona — 1.4%
Maricopa County Pollution Control Corp., Refunding RB,
Southern California Edison Co., Series A,
5.00%, 6/01/35	$ 1,380	$ 1,388,432
Pima County IDA, Refunding IDRB, Tucson Electric Power,
5.75%, 9/01/29	1,230	1,256,531
		2,644,963
California — 18.5%
California Health Facilities Financing Authority,
Refunding RB, Series A:
Catholic Healthcare West, 6.00%, 7/01/39	710	761,085
St. Joseph Health System, 5.75%, 7/01/39	2,700	2,824,389
California State Public Works Board, RB:
Department of General Services, Buildings 8 & 9,
Series A, 6.25%, 4/01/34	4,525	4,756,092
Various Capital Projects, Sub-Series I-1,
6.38%, 11/01/34	1,265	1,349,970
Los Angeles Community College District California, GO,
Election of 2008, Series C, 5.25%, 8/01/39 (a)	5,245	5,511,603
Los Angeles Department of Airports, Refunding RB,
Senior, Los Angeles International Airport, Series A,
5.00%, 5/15/35	5,420	5,520,487
Los Angeles Department of Water & Power, RB, Power
System, Sub-Series A-1, 5.25%, 7/01/38	3,300	3,522,123
San Diego Regional Building Authority California,
RB, County Operations Center & Annex, Series A,
5.38%, 2/01/36	3,310	3,517,570
San Francisco City & County Airports Commission, RB,
Second Series, Series F, 5.00%, 5/01/40 (a)	2,710	2,701,464
San Francisco City & County Airports Commission,
Refunding RB, Second Series A-3, Mandatory
Put Bonds, AMT, 6.75%, 5/01/19 (b)	2,500	2,586,600
State of California, GO, Various Purpose, 6.00%, 3/01/33	2,535	2,744,137
		35,795,520
Colorado — 2.2%
City & County of Denver Colorado, Refunding RB,
Series A, 5.25%, 11/15/36	4,050	4,225,162
District of Columbia — 1.1%
District of Columbia Water & Sewer Authority, RB,
Series A, 5.25%, 10/01/29	2,000	2,158,180
Florida — 12.8%
City of Jacksonville Florida, RB, Series B (NPFGC),
5.13%, 10/01/32	1,500	1,514,790
County of Miami-Dade Florida, RB, Miami International
Airport, Series A, AMT:
(AGM), 5.50%, 10/01/41	930	948,925
(NPFGC), 6.00%, 10/01/29	3,275	3,310,730
County of Orange Florida, Refunding RB (AMBAC),
5.00%, 10/01/29	1,670	1,698,006
County of Osceola Florida, RB, Series A (NPFGC),
5.50%, 10/01/27	1,760	1,799,530
County of Sumter Florida, RB (AMBAC), 5.00%, 6/01/26	1,000	1,021,750
Florida Housing Finance Corp., Refunding RB,
Homeowner Mortgage, Series Four, AMT (AGM),
6.25%, 7/01/22	335	354,976
Hillsborough County IDA, RB, AMT, National Gypsum Co.:
Series A, 7.13%, 4/01/30	2,500	2,361,200
Series B, 7.13%, 4/01/30	3,750	3,541,800
Polk County School Board, COP, Master Lease, Series A
(AGM), 5.50%, 1/01/25	3,135	3,207,199
Santa Rosa County School Board, COP, Refunding,
Series Two (NPFGC), 5.25%, 2/01/26	1,180	1,243,272

	Par
Municipal Bonds	(000)	Value
Florida (concluded)
South Lake County Hospital District, RB, South Lake
Hospital Inc., 6.38%, 10/01/34	$ 1,150	$ 1,159,522
Village Center Community Development District, RB,
Series A (NPFGC):
5.38%, 11/01/34	1,995	1,771,460
5.13%, 11/01/36	1,000	845,490
		24,778,650
Georgia — 5.7%
City of Atlanta Georgia, RB, General, Subordinate Lien,
Series C (AGM), 5.00%, 1/01/33	3,270	3,306,951
County of Fulton Georgia, RB (NPFGC), 5.25%, 1/01/35	1,000	1,052,420
Metropolitan Atlanta Rapid Transit Authority, RB,
Third Series, 5.00%, 7/01/39	165	173,601
Municipal Electric Authority of Georgia, Refunding RB,
Project One, Sub-Series D, 6.00%, 1/01/23	5,600	6,427,288
		10,960,260
Illinois — 7.3%
County of Cook Illinois, GO, Refunding, Series A,
5.25%, 11/15/33	3,345	3,524,225
Illinois Finance Authority, Refunding RB:
Central DuPage Health, Series B, 5.38%, 11/01/39	1,200	1,241,004
Northwestern Memorial Hospital, Series A,
6.00%, 8/15/39	4,160	4,551,331
OSF Healthcare System, Series A, 6.00%, 5/15/39	1,975	1,993,704
State of Illinois, RB, Build Illinois, Series B,
5.25%, 6/15/34	2,700	2,790,747
		14,101,011
Indiana — 2.6%
Indiana Municipal Power Agency, RB, Indiana Municipal
Power Agency, Series B, 6.00%, 1/01/39	4,525	4,923,381
Kansas — 1.8%
Kansas Development Finance Authority, Refunding RB,
Adventist Health, 5.50%, 11/15/29	3,250	3,509,740
Kentucky — 4.1%
Kentucky Economic Development Finance Authority,
Refunding RB, Owensboro Medical Health System,
Series A, 6.38%, 6/01/40	1,300	1,354,314
Louisville & Jefferson County Metropolitan Government
Parking Authority, RB, Series A, 5.75%, 12/01/34	3,200	3,530,208
Louisville/Jefferson County Metropolitan Government,
Refunding RB, Jewish Hospital & St. Mary’s HealthCare,
6.13%, 2/01/37	2,955	3,070,954
		7,955,476
Massachusetts — 3.0%
Massachusetts HFA, HRB, Series B, AMT, 5.50%, 6/01/41	2,535	2,546,255
Massachusetts HFA, Refunding HRB, Series F, AMT,
5.70%, 6/01/40	2,100	2,143,071
Massachusetts State College Building Authority, RB,
Series A, 5.50%, 5/01/39	1,000	1,085,170
		5,774,496
Michigan — 1.9%
Michigan State Building Authority, Refunding RB,
Facilities Program, Series I, 6.00%, 10/15/38	1,250	1,363,062
Royal Oak Hospital Finance Authority Michigan,
Refunding RB, William Beaumont Hospital,
8.25%, 9/01/39	1,970	2,352,338
		3,715,400

See Notes to Financial Statements.

ANNUAL REPORT

JULY 31, 2010

Schedule of Investments (continued)

BlackRock MuniYield Investment Fund (MYF)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Nebraska — 0.3%
Lancaster County Hospital Authority No. 1, RB,
Immanuel Obligation Group, 5.63%, 1/01/40	$ 625	$ 635,244
Nevada — 9.9%
City of Las Vegas Nevada, GO, Limited Tax, Performing
Arts Center, 6.00%, 4/01/34	2,850	3,156,033
County of Clark Nevada, GO, Refunding, Transportation,
Series A, 5.00%, 12/01/29	4,800	5,010,816
County of Clark Nevada, RB:
Motor Vehicle Fuel Tax, 5.00%, 7/01/28	4,300	4,465,980
Series B, 5.75%, 7/01/42	6,055	6,458,142
		19,090,971
New Jersey — 3.3%
New Jersey EDA, Refunding RB, New Jersey American
Water Co., Series A, AMT, 5.70%, 10/01/39	2,250	2,310,570
New Jersey Transportation Trust Fund Authority, RB,
Transportation System, Series A, 5.88%, 12/15/38	2,670	2,951,124
Tobacco Settlement Financing Corp. New Jersey,
Refunding RB, Series 1A, 4.50%, 6/01/23	1,225	1,121,647
		6,383,341
New York — 7.0%
City of Troy New York, Refunding RB, Rensselaer
Polytechnic, Series A, 5.13%, 9/01/40	115	116,851
New York City Transitional Finance Authority, RB,
Fiscal 2009, Series S-3, 5.25%, 1/15/39	2,500	2,674,200
New York Liberty Development Corp., Refunding RB,
Second Priority, Bank of America Tower at One Bryant
Park Project, 6.38%, 7/15/49	1,200	1,254,096
New York State Dormitory Authority, ERB, Series B,
5.25%, 3/15/38	5,700	6,180,510
Triborough Bridge & Tunnel Authority, RB, General,
Series A-2, 5.38%, 11/15/38	3,030	3,303,488
		13,529,145
North Carolina — 0.9%
City of Charlotte North Carolina, Refunding RB, Series A,
5.50%, 7/01/34	350	373,698
North Carolina Medical Care Commission, RB, Duke
University Health System, Series A, 5.00%, 6/01/42	1,270	1,299,985
		1,673,683
Pennsylvania — 3.6%
Pennsylvania Economic Development Financing Authority,
RB, American Water Co. Project, 6.20%, 4/01/39	1,075	1,166,343
Pennsylvania Turnpike Commission, RB, Sub-Series B,
5.25%, 6/01/39	5,650	5,818,652
		6,984,995
Puerto Rico — 0.3%
Puerto Rico Housing Finance Authority, Refunding RB,
Subordinate, Capital Fund Modernization,
5.13%, 12/01/27	560	565,449
Texas — 9.5%
City of Houston Texas, RB, Senior Lien, Series A,
5.50%, 7/01/39	1,170	1,256,042
Conroe ISD Texas, GO, School Building, Series A,
5.75%, 2/15/35	1,800	1,961,712

	Par
Municipal Bonds	(000)	Value
Texas (concluded)
Harris County Health Facilities Development Corp.,
Refunding RB, Memorial Hermann Healthcare System,
Series B, 7.25%, 12/01/35	$ 800	$ 910,296
Lower Colorado River Authority, RB, 5.75%, 5/15/28	1,620	1,727,131
North Texas Tollway Authority, RB, System, First Tier,
Series K-1 (AGC), 5.75%, 1/01/38	1,250	1,361,187
Tarrant County Cultural Education Facilities Finance
Corp., RB:
Ascension Health Senior Credit Group,
5.00%, 11/15/29	3,250	3,347,175
Scott & White Healthcare, 6.00%, 8/15/45	3,795	4,005,736
Texas Private Activity Bond Surface Transportation Corp.,
RB, Senior Lien, Note Mobility, 6.88%, 12/31/39	3,600	3,736,296
		18,305,575
Utah — 1.3%
City of Riverton Utah, RB, IHC Health Services Inc.,
5.00%, 8/15/41	2,370	2,425,340
Virginia — 1.0%
Virginia Public School Authority, RB, School Financing,
6.50%, 12/01/35	1,700	1,973,785
West Virginia — 1.1%
West Virginia EDA, Refunding RB, Appalachian Power Co.,
Amos Project, Series A, 5.38%, 12/01/38 (b)	2,165	2,167,382
Wyoming — 1.3%
County of Sweetwater Wyoming, Refunding RB, Idaho
Power Co. Project, 5.25%, 7/15/26	2,430	2,586,614
Total Municipal Bonds — 101.9%		196,863,763
Municipal Bonds Transferred to
Tender Option Bond Trusts (c)
California — 15.2%
Bay Area Toll Authority, Refunding RB, San Francisco
Bay Area, Series F-1, 5.63%, 4/01/44	2,680	2,930,977
California Educational Facilities Authority, RB, University
of Southern California, Series A, 5.25%, 10/01/39	4,200	4,514,076
Los Angeles Community College District California, GO,
Election of 2008, Series A, 6.00%, 8/01/33	7,697	8,683,571
Los Angeles Unified School District California, GO,
Series I, 5.00%, 1/01/34	790	806,495
San Diego Public Facilities Financing Authority,
Refunding RB, Series B, 5.50%, 8/01/39	8,412	9,074,570
University of California, RB, Series O, 5.75%, 5/15/34	3,000	3,388,080
		29,397,769
Colorado — 1.2%
Colorado Health Facilities Authority, Refunding RB,
Catholic Healthcare, Series A, 5.50%, 7/01/34	2,149	2,292,856
District of Columbia — 3.6%
District of Columbia, RB, Series A, 5.50%, 12/01/30	2,805	3,176,690
District of Columbia Water & Sewer Authority, RB,
Series A, 5.50%, 10/01/39	3,508	3,794,858
		6,971,548

See Notes to Financial Statements.

20 ANNUAL REPORT

JULY 31, 2010

Schedule of Investments (continued)

BlackRock MuniYield Investment Fund (MYF)
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to	Par
Tender Option Bond Trusts (c)	(000)	Value
Florida — 10.0%
City of Jacksonville Florida, RB, Better Jacksonville
(NPFGC), 5.00%, 10/01/27	$ 2,700	$ 2,773,818
Hillsborough County Aviation Authority, RB, Series A, AMT
(AGC), 5.50%, 10/01/38	3,869	3,955,376
Lee County Housing Finance Authority, RB,
Multi-County Program, Series A-2, AMT (Ginnie Mae),
6.00%, 9/01/40	1,830	2,018,838
Manatee County Housing Finance Authority, RB, Series A,
AMT (Ginnie Mae), 5.90%, 9/01/40	1,131	1,209,682
South Broward Hospital District, RB, Hospital (NPFGC),
5.63%, 5/01/12	8,500	9,321,780
		19,279,494
Illinois — 4.2%
Illinois Finance Authority, RB, University of Chicago,
Series B, 6.25%, 7/01/38	5,300	6,137,453
Illinois State Toll Highway Authority, RB, Series B,
5.50%, 1/01/33	1,750	1,910,854
		8,048,307
Nevada — 6.1%
Clark County Water Reclamation District, GO:
Limited Tax, 6.00%, 7/01/38	5,000	5,618,750
Series B, 5.50%, 7/01/29	5,668	6,273,880
		11,892,630
New Hampshire — 1.2%
New Hampshire Health & Education Facilities Authority,
Refunding RB, Dartmouth College, 5.25%, 6/01/39	2,159	2,353,082
New Jersey — 3.4%
New Jersey State Housing & Mortgage Finance Agency,
RB, S/F Housing, Series CC, 5.25%, 10/01/29	2,291	2,384,282
New Jersey Transportation Trust Fund Authority,
RB, Transportation System, Series A (AGM),
5.00%, 12/15/32	4,000	4,173,880
		6,558,162
New York — 1.4%
New York City Municipal Water Finance Authority, RB,
Series FF-2, 5.50%, 6/15/40	2,504	2,796,463
Ohio — 1.7%
County of Allen Ohio, Refunding RB, Catholic Healthcare,
Series A, 5.25%, 6/01/38	3,120	3,206,674
South Carolina — 1.8%
South Carolina State Public Service Authority, RB,
Santee Cooper, Series A, 5.50%, 1/01/38	3,240	3,543,199
Texas — 5.2%
City of San Antonio Texas, Refunding RB, Series A,
5.25%, 2/01/31	3,989	4,342,607
Harris County Cultural Education Facilities Finance Corp.,
RB, Hospital, Texas Children’s Hospital Project,
5.50%, 10/01/39	5,400	5,640,678
		9,983,285
Virginia — 1.0%
Fairfax County IDA Virginia, Refunding RB, Health Care,
Inova Health System, Series A, 5.50%, 5/15/35	1,749	1,862,772

Municipal Bonds Transferred to	Par
Tender Option Bond Trusts (c)	(000)	Value
Wisconsin — 1.7%
Wisconsin Health & Educational Facilities Authority,
Refunding RB, Froedtert & Community Health Inc.,
5.25%, 4/01/39	$ 3,289	$ 3,383,600
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 57.7%		111,569,841
Total Long-Term Investments
(Cost — $293,260,330) — 159.6%		308,433,604
Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.21% (d)(e)	7,411,011	7,411,011
Total Short-Term Securities
(Cost — $7,411,011) — 3.8%		7,411,011
Total Investments (Cost — $300,671,341*) — 163.4%		315,844,615
Liabilities in Excess of Other Assets — (2.5)%		(4,807,438)
Liability for Trust Certificates, Including Interest
Expense and Fees Payable — (30.1)%		(58,288,083)
Preferred Shares, at Redemption Value — (30.8)%		(59,478,774)
Net Assets Applicable to Common Shares — 100.0%		$193,270,320

* The cost and unrealized appreciation (depreciation) of investments as of July 31,
2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 243,165,856
Gross unrealized appreciation	$ 15,942,898
Gross unrealized depreciation	(1,508,788)
Net unrealized appreciation	$ 14,434,110

(a) When-issued security. Unsettled when-issued transactions were as follows:

		Unrealized
Counterparty	Value	Appreciation
Morgan Stanley & Co.	$8,213,067	$ 43,249

(b) Variable rate security. Rate shown is as of report date.
(c) Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired residual interest certificates. These securities serve as col-
lateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
(d) Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as
amended, were as follows:

	Shares Held		Shares Held
	at July 31,	Net	at July 31,
Affiliate	2009	Activity	2010	Income
FFI Institutional
Tax-Exempt Fund	1,400,051	6,010,960	7,411,011	$ 11,428
(e) Represents the current yield as of report date.

See Notes to Financial Statements.

ANNUAL REPORT

JULY 31, 2010

Schedule of Investments (concluded)

BlackRock MuniYield Investment Fund (MYF)

• Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the cir-
cumstances, to the extent observable inputs are not available (including the
Fund’s own assumptions used in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indi-
cation of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following table summarizes the inputs used as of July 31, 2010 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in
Securities:
Long-Term
Investments[1]	—	$ 308,433,604	—	$ 308,433,604
Short-Term
Securities	$ 7,411,011	—	—	7,411,011
Total	$ 7,411,011	$ 308,433,604	—	$ 315,844,615

1 See above Schedule of Investments for values in each state or political subdivision.

See Notes to Financial Statements.

22 ANNUAL REPORT

JULY 31, 2010

Schedule of Investments July 31, 2010

BlackRock MuniYield New Jersey Fund, Inc. (MYJ)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
New Jersey — 128.1%
Corporate — 1.4%
New Jersey EDA, Refunding RB, New Jersey American
Water Co., Series A, AMT, 5.70%, 10/01/39	$ 2,925	$ 3,003,741
County/City/Special District/School District — 21.0%
City of Perth Amboy New Jersey, GO, CAB (AGM) (a):
5.10%, 7/01/33	1,575	1,470,704
5.10%, 7/01/34	1,925	1,793,041
County of Hudson New Jersey, COP, Refunding (NPFGC),
6.25%, 12/01/16	1,500	1,762,110
Essex County Improvement Authority, Refunding RB,
Project Consolidation (NPFGC), 5.50%, 10/01/29	5,085	5,818,257
Hudson County Improvement Authority, RB,
Harrison Parking Facility Project, Series C (AGC),
5.38%, 1/01/44	4,800	5,143,584
Hudson County Improvement Authority, Refunding RB,
Hudson County Lease Project (NPFGC),
5.38%, 10/01/24	4,500	4,529,655
Middlesex County Improvement Authority, RB:
Golf Course Projects, 5.25%, 6/01/22	1,455	1,619,051
Senior, Heldrich Center Hotel, Series A,
5.00%, 1/01/20	655	373,396
Monmouth County Improvement Authority, RB,
Governmental Loan (AMBAC):
5.00%, 12/01/11 (b)	2,085	2,216,731
5.00%, 12/01/15	1,215	1,255,277
5.00%, 12/01/16	1,280	1,316,390
Morristown Parking Authority, RB (NPFGC),
4.50%, 8/01/37	585	588,141
Newark Housing Authority, Refunding RB, Newark
Redevelopment Project (NPFGC), 4.38%, 1/01/37	2,875	2,770,609
Salem County Improvement Authority, RB, Finlaw Street
Office Building (AGM):
5.38%, 8/15/28	500	516,390
5.25%, 8/15/38	500	501,155
Salem County Utilities Authority, Refunding RB,
Atlantic City Electric, Series A, 4.88%, 6/01/29	4,550	4,614,292
South Jersey Port Corp., Refunding RB:
4.75%, 1/01/18	4,280	4,444,309
4.85%, 1/01/19	2,485	2,575,553
5.00%, 1/01/20	2,000	2,068,020
		45,376,665
Education — 17.3%
New Jersey EDA, RB, School Facilities Construction,
Series CC-2:
5.00%, 12/15/31	1,700	1,800,470
5.00%, 12/15/32	1,300	1,370,395
New Jersey Educational Facilities Authority, RB:
Georgian Court College Project, Series C,
6.50%, 7/01/13 (b)	2,000	2,342,880
Montclair State University, Series J, 5.25%, 7/01/38	1,140	1,192,520
Rider University, Series A (Radian), 5.50%, 7/01/23	1,255	1,293,679
Rider University, Series A (Radian), 5.25%, 7/01/34	1,450	1,394,567
Rider University, Series C (Radian), 5.00%, 7/01/37	1,750	1,651,177
New Jersey Educational Facilities Authority, Refunding RB:
College of New Jersey, Series D (AGM),
5.00%, 7/01/35	6,115	6,386,995
Georgian Court University, Series D, 5.25%, 7/01/37	1,000	984,370
Montclair State University, Series L (NPFGC),
5.00%, 7/01/14 (b)	5,305	6,131,890
Ramapo College, Series I (AMBAC), 4.25%, 7/01/36	810	756,370
Rider University (Radian), 5.00%, 7/01/17	1,000	1,025,710
Rowan University, Series B (AGC), 5.00%, 7/01/24	1,800	1,968,354

	Par
Municipal Bonds	(000)	Value
New Jersey (continued)
Education (concluded)
New Jersey Educational Facilities Authority, Refunding
RB, University of Medicine & Dentistry, Series B
(concluded):
7.13%, 12/01/23	$ 1,300	$ 1,527,968
7.50%, 12/01/32	1,625	1,865,825
New Jersey Higher Education Assistance Authority,
Refunding RB, Series 1A:
5.00%, 12/01/25	1,035	1,051,922
5.00%, 12/01/26	645	653,121
5.25%, 12/01/32	900	918,576
New Jersey State Higher Education Assistance Authority,
RB, Series A, AMT (AMBAC), 5.30%, 6/01/17	3,170	3,174,216
		37,491,005
Health — 18.3%
New Jersey EDA, RB:
CAB, St. Barnabas Health, Series A (NPFGC),
6.26%, 7/01/24 (c)	3,850	1,421,074
Masonic Charity Foundation of New Jersey,
5.25%, 6/01/24	1,425	1,452,902
Masonic Charity Foundation of New Jersey,
5.25%, 6/01/32	685	670,142
New Jersey EDA, Refunding RB, First Mortgage,
Winchester, Series A:
5.75%, 11/01/24	2,500	2,522,225
5.80%, 11/01/31	1,000	1,001,010
New Jersey Health Care Facilities Financing Authority, RB:
Children’s Specialized Hospital, Series A,
5.50%, 7/01/36	1,540	1,502,547
Health System, Catholic Health East, Series A,
5.38%, 11/15/12 (b)	1,100	1,220,153
Hospital Asset Transformation Program, Series A,
5.25%, 10/01/38	1,300	1,318,005
Hunterdon Medical Center, Series A, 5.13%, 7/01/35	1,950	1,897,760
Meridian Health, Series I (AGC), 5.00%, 7/01/38	995	1,011,875
Pascack Valley Hospital Association,
6.63%, 7/01/36 (d)(e)	1,845	18
Robert Wood University (AMBAC), 5.70%, 7/01/20	4,000	4,005,200
Southern Ocean County Hospital (Radian),
5.13%, 7/01/31	2,000	1,784,180
Virtua Health (AGC), 5.50%, 7/01/38	2,500	2,668,650
New Jersey Health Care Facilities Financing Authority,
Refunding RB:
Atlantic City Medical Center, 6.25%, 7/01/12 (b)	500	554,135
Atlantic City Medical System, 6.25%, 7/01/17	520	549,182
Atlantic City Medical System, 5.75%, 7/01/25	520	534,212
CAB, St. Barnabas Health, Series B,
5.90%, 7/01/30 (c)	2,000	453,500
CAB, St. Barnabas Health, Series B,
5.68%, 7/01/36 (c)	500	68,810
CAB, St. Barnabas Health, Series B,
5.17%, 7/01/37 (c)	13,250	1,684,738
Capital Health System Obligation Group, Series A,
5.75%, 7/01/13 (b)	1,650	1,869,318
Meridian Health System Obligation Group (AGM),
5.25%, 7/01/19	1,500	1,501,740
Meridian Health System Obligation Group (AGM),
5.38%, 7/01/24	2,250	2,251,777
Meridian Health System Obligation Group (AGM),
5.25%, 7/01/29	2,195	2,195,680
South Jersey Hospital, 5.00%, 7/01/36	385	380,573
South Jersey Hospital, 5.00%, 7/01/46	1,650	1,598,586
St. Barnabas Health Care System, Series A,
5.00%, 7/01/29	4,155	3,442,334
		39,560,326

See Notes to Financial Statements.

ANNUAL REPORT

JULY 31, 2010

Schedule of Investments (continued)

BlackRock MuniYield New Jersey Fund, Inc. (MYJ)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
New Jersey (continued)
Housing — 16.2%
New Jersey State Housing & Mortgage Finance
Agency, RB:
Capital Fund Program, Series A (AGM),
4.70%, 11/01/25	$ 6,950	$ 7,097,896
Home Buyer, Series CC, AMT (NPFGC),
5.80%, 10/01/20	4,515	4,722,103
S/F Housing, Series CC, 5.00%, 10/01/34	3,455	3,498,429
S/F Housing, Series U, AMT, 4.95%, 10/01/32	700	699,951
S/F Housing, Series X, AMT, 4.85%, 4/01/16	3,605	3,795,308
S/F Housing, Series X, AMT, 5.05%, 4/01/18	600	628,416
Series A, 4.75%, 11/01/29	2,305	2,318,576
Series A, AMT (FGIC), 4.90%, 11/01/35	1,365	1,326,371
Series AA, 6.50%, 10/01/38	1,735	1,900,328
New Jersey State Housing & Mortgage Finance
Agency, Refunding RB, S/F Housing, Series T, AMT,
4.65%, 10/01/32	4,945	4,811,238
Newark Housing Authority, RB, South Ward Police
Facility (AGC):
5.75%, 12/01/30	1,115	1,203,453
6.75%, 12/01/38	2,670	3,053,519
		35,055,588
State — 31.9%
Garden State Preservation Trust, RB (AGM):
CAB, Series B, 5.12%, 11/01/23 (c)	6,860	3,981,819
CAB, Series B, 5.25%, 11/01/28 (c)	4,540	1,968,862
Election of 2005, Series A, 5.80%, 11/01/22	4,300	5,121,945
New Jersey EDA, RB:
Department of Human Services, Pooled,
5.00%, 7/01/12	220	236,185
Motor Vehicle Surcharge, Series A (NPFGC),
5.25%, 7/01/24	1,415	1,546,878
Motor Vehicle Surcharge, Series A (NPFGC),
5.25%, 7/01/25	2,000	2,170,740
Motor Vehicle Surcharge, Series A (NPFGC),
5.25%, 7/01/33	14,000	14,267,120
School Facilities Construction, Series L (AGM),
5.00%, 3/01/30	5,800	6,025,852
School Facilities Construction, Series O,
5.25%, 3/01/23	2,400	2,614,872
School Facilities Construction, Series P,
5.00%, 9/01/15	3,000	3,400,500
School Facilities Construction, Series P,
5.25%, 9/01/16	2,710	3,093,844
School Facilities Construction, Series Z (AGC),
5.50%, 12/15/34	3,665	4,031,720
School Facilities Construction, Series Z (AGC),
6.00%, 12/15/34	3,600	4,094,748
New Jersey EDA, Refunding RB:
New Jersey-American Water Co. Project, Series B,
AMT, 5.60%, 11/01/34	2,430	2,499,668
School Facilities Construction, Series AA,
5.50%, 12/15/29	3,300	3,638,052
New Jersey Transportation Trust Fund Authority, RB,
Transportation System:
CAB, Series C (AMBAC), 5.05%, 12/15/35 (c)	4,140	928,229
Series A (AGC), 5.63%, 12/15/28	1,250	1,404,638
New Jersey Transportation Trust Fund Authority,
Refunding RB, Transportation System, Series B
(NPFGC), 5.50%, 12/15/21	5,865	6,928,618
State of New Jersey, COP, Equipment Lease Purchase,
Series A, 5.25%, 6/15/28	1,100	1,155,649
		69,109,939

	Par
Municipal Bonds	(000)	Value
New Jersey (concluded)
Tobacco — 2.7%
Tobacco Settlement Financing Corp. New Jersey,
Refunding RB, Series 1A, 4.50%, 6/01/23	$ 6,435	$ 5,892,079
Transportation — 14.4%
New Jersey State Turnpike Authority, RB:
Growth & Income Securities, Series B (AMBAC),
5.22%, 1/01/15 (a)	4,870	3,975,089
Series E, 5.25%, 1/01/40	5,475	5,791,400
New Jersey Transportation Trust Fund Authority, RB,
Transportation System, Series A:
5.88%, 12/15/38	3,050	3,371,134
6.00%, 12/15/38	2,900	3,243,476
(AGC), 5.50%, 12/15/38	1,000	1,099,830
New Jersey Transportation Trust Fund Authority,
Refunding RB, Transportation System, Series A,
5.50%, 12/15/21	3,525	4,164,259
Port Authority of New York & New Jersey, RB,
Consolidated, 93rd Series, 6.13%, 6/01/94	5,000	6,025,350
Port Authority of New York & New Jersey, Refunding RB,
Consolidated, 152nd Series, AMT, 5.75%, 11/01/30	3,300	3,538,227
		31,208,765
Utilities — 4.9%
Cumberland County Improvement Authority, RB, Series A,
5.00%, 1/01/30	1,210	1,216,558
New Jersey EDA, Refunding RB, United Water of
New Jersey Inc., Series B (AMBAC), 4.50%, 11/01/25	4,500	4,755,870
Rahway Valley Sewerage Authority, RB, CAB, Series A
(NPFGC), 4.87%, 9/01/31 (c)	6,000	1,848,660
Union County Utilities Authority, Refunding RB, Senior
Lease, Ogden Martin, Series A, AMT (AMBAC):
5.38%, 6/01/17	1,585	1,586,490
5.38%, 6/01/18	1,175	1,175,846
		10,583,424
Total Municipal Bonds in New Jersey		277,281,532
Pennsylvania — 0.7%
Transportation — 0.7%
Delaware River Port Authority, RB, Series D,
5.00%, 1/01/40	1,535	1,556,828
Puerto Rico — 7.5%
County/City/Special District/School District — 1.7%
Puerto Rico Sales Tax Financing Corp., Refunding RB,
First Sub-Series C, 6.00%, 8/01/39	3,320	3,584,239
Housing — 0.9%
Puerto Rico Housing Finance Authority, Refunding RB,
Subordinate, Capital Fund Modernization,
5.13%, 12/01/27	1,975	1,994,217
State — 2.9%
Puerto Rico Sales Tax Financing Corp., RB, First
Sub-Series A, 5.75%, 8/01/37	6,000	6,278,760
Transportation — 1.5%
Puerto Rico Highway & Transportation Authority,
Refunding RB, Series CC (AGC), 5.50%, 7/01/31	3,000	3,225,570
Utilities — 0.5%
Puerto Rico Electric Power Authority, RB, Series WW,
5.50%, 7/01/38	1,000	1,022,480
Total Municipal Bonds in Puerto Rico		16,105,266

See Notes to Financial Statements.

24 ANNUAL REPORT

JULY 31, 2010

Schedule of Investments (concluded)

BlackRock MuniYield New Jersey Fund, Inc. (MYJ)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
U.S. Virgin Islands — 1.6%
Corporate — 1.6%
United States Virgin Islands, Refunding RB,
Senior Secured, Hovensa Coker Project, AMT,
6.50%, 7/01/21	$ 3,500	$ 3,553,970
Total Municipal Bonds – 137.9%		298,497,596
Municipal Bonds Transferred to
Tender Option Bond Trusts (f)
New Jersey — 6.9%
State — 3.1%
Garden State Preservation Trust, RB, Election of 2005,
Series A (AGM), 5.75%, 11/01/28	5,460	6,705,098
Transportation — 3.8%
New Jersey Transportation Trust Fund Authority, RB,
Transportation System, Series A (AGM), 5.00%, 12/15/32	4,100	4,278,227
Port Authority of New York & New Jersey, Refunding RB,
Consolidated, 152nd Series, AMT, 5.25%, 11/01/35	3,764	3,881,847
		8,160,074
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 6.9%		14,865,172
Total Long-Term Investments
(Cost — $303,390,835) — 144.8%		313,362,768
Short-Term Securities	Shares
BIF New Jersey Municipal Money Fund,
0.04% (g)(h)	11,162,403	11,162,403
Total Short-Term Securities
(Cost — $11,162,403) — 5.1%		11,162,403
Total Investments (Cost — $314,553,238*) — 149.9%		324,525,171
Other Assets Less Liabilities — 1.3%		2,775,909
Liability for Trust Certificates, Including Interest
Expense and Fees Payable — (4.0)%		(8,658,754)
Preferred Shares, at Redemption Value — (47.2)%		(102,208,846)
Net Assets Applicable to Common Shares — 100.0%		$216,433,480

* The cost and unrealized appreciation (depreciation) of investments as of July 31,
2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 305,646,530
Gross unrealized appreciation	$ 15,798,771
Gross unrealized depreciation	(5,573,831)
Net unrealized appreciation	$ 10,224,940

(a) Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.
(b) US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c) Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(d) Issuer filed for bankruptcy and/or is in default of interest payments.
(e) Non-income producing security.

(f) Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired residual interest certificates. These securities serve as col-
lateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
(g) Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as
amended, were as follows:

	Shares Held		Shares Held
	at July 31,	Net	at July 31,
Affiliate	2009	Activity	2010	Income
BIF New Jersey
Municipal
Money Fund	3,181,516	7,980,887	11,162,403	$ 3,090

(h) Represents the current yield as of report date.
• For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management.
This definition may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.
• Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Fund’s own assumptions used in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indi-
cation of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following table summarizes the inputs used as of July 31, 2010 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in
Securities:
Long-Term
Investments[1]	—	$ 313,362,768	—	$ 313,362,768
Short-Term
Securities	$ 11,162,403	—	—	11,162,403
Total	$ 11,162,403	$ 313,362,768	—	$ 324,525,171
[1] See above Schedule of Investments for values in each sector.

See Notes to Financial Statements.

ANNUAL REPORT

JULY 31, 2010

Statements of Assets and Liabilities
BlackRock
	Muni New York	BlackRock	BlackRock		BlackRock
	Intermediate	MuniYield	MuniYield	BlackRock	MuniYield
	Duration	Arizona	California	MuniYield	New Jersey
	Fund, Inc.	Fund, Inc.	Fund, Inc.	Investment Fund	Fund, Inc.
July 31, 2010	(MNE)	(MZA)	(MYC)	(MYF)	(MYJ)
Assets
Investments at value — unaffiliated[1]	$ 90,350,008	$ 98,653,872	$ 532,396,309	$ 308,433,604	$ 313,362,768
Investments at value — affiliated[2]	1,976,046	3,274,527	12,364,497	7,411,011	11,162,403
Cash pledged as collateral for financial futures contracts	—	18,720	41,000	—	—
Interest receivable	931,544	689,100	6,469,893	3,825,526	2,820,189
Investments sold receivable	—	697,051	9,749,293	3,655,796	1,168,429
Prepaid expenses	10,664	3,878	18,177	10,731	11,690
Total assets	93,268,262	103,337,148	561,039,169	323,336,668	328,525,479
Accrued Liabilities
Investments purchased payable	1,191,022	—	20,974,275	11,071,742	—
Income dividends payable — Common Shares	243,973	316,916	1,533,259	1,016,852	1,001,329
Investment advisory fees payable	39,865	44,573	229,661	135,011	139,426
Interest expense and fees payable	652	314	69,201	43,434	5,053
Other affiliates payable	569	645	3,021	1,938	2,039
Officer’s and Directors’ fees payable	127	108	513	429	460
Margin variation payable	—	8,625	17,969	—	—
Other accrued expenses payable	23,911	43,273	99,266	73,519	81,145
Total accrued liabilities	1,500,119	414,454	22,927,165	12,342,925	1,229,452
Other Liabilities
Trust certificates[3]	1,125,000	1,500,000	117,818,654	58,244,649	8,653,701
Total Liabilities	2,625,119	1,914,454	140,745,819	70,587,574	9,883,153
Preferred Shares at Redemption Value
$25,000 per share liquidation preference, plus unpaid dividends[4,5]	29,633,534	38,804,568	105,966,974	59,478,774	102,208,846
Net Assets Applicable to Common Shareholders	$ 61,009,609	$ 62,618,126	$ 314,326,376	$ 193,270,320	$ 216,433,480
Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[6,7]	$ 59,630,112	$ 60,557,973	$ 301,598,405	$ 188,893,413	$ 204,494,347
Undistributed net investment income	906,594	904,599	4,957,829	3,484,911	4,588,066
Accumulated net realized loss	(2,251,796)	(1,307,475)	(6,588,706)	(14,281,278)	(2,620,866)
Net unrealized appreciation/depreciation	2,724,699	2,463,029	14,358,848	15,173,274	9,971,933
Net Assets Applicable to Common Shareholders	$ 61,009,609	$ 62,618,126	$ 314,326,376	$ 193,270,320	$ 216,433,480
Net asset value per Common Share	$ 14.50	$ 13.73	$ 14.76	$ 14.26	$ 15.24
[1] Investments at cost — unaffiliated	$ 87,625,309	$ 96,164,942	$ 517,983,890	$ 293,260,330	$ 303,390,835
[2] Investments at cost — affiliated	$ 1,976,046	$ 3,274,527	$ 12,364,497	$ 7,411,011	$ 11,162,403
[3] Represents short-term floating rate certificates issued by tender option bond trusts.
[4] Preferred Shares outstanding:
Par value $0.05 per share	—	—	—	2,379	3,349
Par value $0.10 per share	1,185	1,552	4,238	—	739
[5] Preferred Shares authorized	1,240	1,612	7,000	1 million	4,760
[6] Common Shares outstanding, $0.10 par value	4,206,439	4,559,952	21,295,255	13,558,024	14,203,242
[7] Common Shares authorized	200 million	200 million	200 million	unlimited	200 million

See Notes to Financial Statements.

26 ANNUAL REPORT

JULY 31, 2010

Statements of Operations
BlackRock
	Muni New York	BlackRock	BlackRock		BlackRock
	Intermediate	MuniYield	MuniYield	BlackRock	MuniYield
	Duration	Arizona	California	MuniYield	New Jersey
	Fund, Inc.	Fund, Inc.	Fund, Inc.	Investment Fund	Fund, Inc.
Year Ended July 31, 2010	(MNE)	(MZA)	(MYC)	(MYF)	(MYJ)
Investment Income
Interest	$ 4,342,605	$ 4,987,666	$ 23,567,896	$ 15,299,342	$ 16,273,490
Income — affiliated	119	—	2,491	11,428	3,090
Total income	4,342,724	4,987,666	23,570,387	15,310,770	16,276,580
Expenses
Investment advisory	487,682	503,718	2,445,937	1,507,528	1,598,025
Commissions for Preferred Shares	44,983	55,809	157,843	88,931	152,307
Professional	45,695	42,597	59,607	54,626	53,594
Transfer agent	22,238	36,081	43,442	43,624	45,961
Accounting services	18,779	27,138	152,624	90,941	69,322
Printing	10,430	15,932	55,097	28,769	36,780
Registration	9,261	1,971	9,330	9,330	9,330
Custodian	7,903	7,426	23,669	14,422	17,984
Officer and Directors	6,518	6,739	34,181	20,874	23,509
Miscellaneous	46,391	49,329	77,762	61,871	84,146
Total expenses excluding interest expense and fees	699,880	746,740	3,059,492	1,920,916	2,090,958
Interest expense and fees[1]	4,711	12,130	571,244	437,942	47,546
Total expenses	704,591	758,870	3,630,736	2,358,858	2,138,504
Less fees waived by advisor	(46,481)	(5,049)	(19,738)	(4,697)	(24,298)
Total expenses after fees waived	658,110	753,821	3,610,998	2,354,161	2,114,206
Net investment income	3,684,614	4,233,845	19,959,389	12,956,609	14,162,374
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	799,469	(253,694)	(2,144,553)	2,503,949	(115,674)
Financial futures contracts	3,982	6,527	(111,843)	21,850	20,136
	803,451	(247,167)	(2,256,396)	2,525,799	(95,538)
Net change in unrealized appreciation/depreciation on:
Investments	5,138,910	6,081,049	28,226,876	13,527,347	14,265,738
Financial futures contracts	—	(25,901)	(53,571)	—	—
	5,138,910	6,055,148	28,173,305	13,527,347	14,265,738
Total realized and unrealized gain	5,942,361	5,807,981	25,916,909	16,053,146	14,170,200
Dividends to Preferred Shareholders From
Net investment income	(436,446)	(263,509)	(674,559)	(333,344)	(622,979)
Net Increase in Net Assets Applicable to
Common Shareholders Resulting from Operations	$ 9,190,529	$ 9,778,317	$ 45,201,739	$ 28,676,411	$ 27,709,595
[1] Related to tender option bond trusts.

See Notes to Financial Statements.

ANNUAL REPORT

JULY 31, 2010

Statements of Changes in Net Assets	BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE)
	Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2010	2009
Operations
Net investment income	$ 3,684,614	$ 3,678,440
Net realized gain (loss)	803,451	(2,160,349)
Net change in unrealized appreciation/depreciation	5,138,910	(174,373)
Dividends to Preferred Shareholders from net investment income	(436,446)	(835,785)
Net increase in net assets applicable to Common Shareholders resulting from operations	9,190,529	507,933
Dividends to Common Shareholders From
Net investment income	(2,822,521)	(2,696,327)
Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	6,368,008	(2,188,394)
Beginning of year	54,641,601	56,829,995
End of year	$ 61,009,609	$ 54,641,601
Undistributed net investment income	$ 906,594	$ 499,055
	BlackRock MuniYield Arizona Fund, Inc. (MZA)
	Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2010	2009
Operations
Net investment income	$ 4,233,845	$ 4,330,049
Net realized loss	(247,167)	(502,704)
Net change in unrealized appreciation/depreciation	6,055,148	(1,630,717)
Dividends to Preferred Shareholders from net investment income	(263,509)	(856,443)
Net increase in net assets applicable to Common Shareholders resulting from operations	9,778,317	1,340,185
Dividends to Common Shareholders From
Net investment income	(3,721,205)	(3,202,649)
Capital Share Transactions
Reinvestment of common dividends	112,033	93,565
Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	6,169,145	(1,768,899)
Beginning of year	56,448,981	58,217,880
End of year	$ 62,618,126	$ 56,448,981
Undistributed net investment income	$ 904,599	$ 618,220

See Notes to Financial Statements.

28 ANNUAL REPORT

JULY 31, 2010

Statements of Changes in Net Assets	BlackRock MuniYield California Fund, Inc. (MYC)
	Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2010	2009
Operations
Net investment income	$ 19,959,389	$ 19,437,721
Net realized loss	(2,256,396)	(3,732,748)
Net change in unrealized appreciation/depreciation	28,173,305	(3,452,968)
Dividends to Preferred Shareholders from net investment income	(674,559)	(2,734,089)
Net increase in net assets applicable to Common Shareholders resulting from operations	45,201,739	9,517,916
Dividends to Common Shareholders From
Net investment income	(17,680,853)	(14,714,808)
Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	27,520,886	(5,196,892)
Beginning of year	286,805,490	292,002,382
End of year	$314,326,376	$ 286,805,490
Undistributed net investment income	$ 4,957,829	$ 3,354,000
	BlackRock MuniYield Investment Fund (MYF)
	Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2010	2009
Operations
Net investment income	$ 12,956,609	$ 12,962,890
Net realized gain (loss)	2,525,799	(12,407,592)
Net change in unrealized appreciation/depreciation	13,527,347	2,135,373
Dividends to Preferred Shareholders from net investment income	(333,344)	(1,840,008)
Net increase in net assets applicable to Common Shareholders resulting from operations	28,676,411	850,663
Dividends to Common Shareholders From
Net investment income	(11,015,894)	(9,555,926)
Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	17,660,517	(8,705,263)
Beginning of year	175,609,803	184,315,066
End of year	$193,270,320	$ 175,609,803
Undistributed net investment income	$ 3,484,911	$ 1,887,727

See Notes to Financial Statements.

ANNUAL REPORT

JULY 31, 2010

Statements of Changes in Net Assets	BlackRock MuniYield New Jersey Fund, Inc. (MYJ)
	Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2010	2009
Operations
Net investment income	$ 14,162,374	$ 13,853,962
Net realized loss	(95,538)	(1,310,444)
Net change in unrealized appreciation/depreciation	14,265,738	(3,427,395)
Dividends to Preferred Shareholders from net investment income	(622,979)	(2,158,107)
Net increase in net assets applicable to Common Shareholders resulting from operations	27,709,595	6,958,016
Dividends to Common Shareholders From
Net investment income	(12,015,943)	(10,240,537)
Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	15,693,652	(3,282,521)
Beginning of year	200,739,828	204,022,349
End of year	$216,433,480	$ 200,739,828
Undistributed net investment income	$ 4,588,066	$ 3,064,620

See Notes to Financial Statements.

30 ANNUAL REPORT

JULY 31, 2010

Statements of Cash Flows
	BlackRock
	MuniYield	BlackRock
	California	MuniYield
	Fund Inc.	Investment Fund
Year Ended July 31, 2010	(MYC)	(MYF)
Cash Provided by (Used for) Operating Activities
Net increase in net assets resulting from operations, excluding dividends to Preferred Shareholders	$ 45,876,298	$ 29,009,755
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Decrease in interest receivable	241,385	145,791
Increase in margin variation payable	17,969	—
Decrease in prepaid expenses	21,656	16,607
Decrease in interest expense and fees payable	(160,877)	(31,371)
Increase in Officer’s and Directors’ fees payable	52	40
Increase in other affiliates payable	256	156
Increase in investment advisory fees payable	23,099	7,451
Increase in other accrued expenses payable	29,189	15,216
Increase in cash pledged as collateral for financial futures contracts	(41,000)	—
Net realized and unrealized gain on investments	(26,082,323)	(16,031,296)
Amortization of premium and discount on investments	618,347	382,872
Proceeds from sales of long-term investments	191,511,827	121,989,432
Purchases of long-term investments	(232,567,607)	(128,023,900)
Net purchases of short-term securities	(4,756,800)	(4,010,960)
Net cash provided by (used for) operating activities	(25,268,529)	3,469,793
Cash Provided by (Used for) Financing Activities
Cash receipts from trust certificates	47,686,001	14,372,075
Cash payments for trust certificates	(4,243,357)	(6,925,006)
Cash dividends paid to Common Shareholders	(17,585,024)	(10,785,407)
Cash dividends paid to Preferred Shareholders	(675,612)	(334,312)
Cash provided by (used for) financing activities	25,182,008	(3,672,650)
Cash
Net decrease in cash	(86,521)	(202,857)
Cash at beginning of year	86,521	202,857
Cash at end of year	—	—
Cash Flow Information
Cash paid during the year for interest	$ 732,121	$ 469,313

A Statement of Cash Flows is presented when a Fund had a significant amount of borrowing during the period, based on the average borrowing outstanding in relation to average total assets.

See Notes to Financial Statements.

ANNUAL REPORT

JULY 31, 2010

Financial Highlights		BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE)
			Period
			June 1,
			2008
	Year Ended July 31,				Year Ended May 31,
			to July 31,
	2010	2009	2008	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$ 12.99	$ 13.51	$ 14.05	$ 14.91	$ 14.66	$ 15.05
Net investment income[1]	0.88	0.87	0.14	0.91	0.90	0.87
Net realized and unrealized gain (loss)	1.40	(0.55)	(0.53)	(0.86)	0.24	(0.37)
Dividends to Preferred Shareholders from net investment income	(0.10)	(0.20)	(0.04)	(0.27)	(0.25)	(0.20)
Net increase (decrease) from investment operations	2.18	0.12	(0.43)	(0.22)	0.89	0.30
Dividends to Common Shareholders from net investment income	(0.67)	(0.64)	(0.11)	(0.64)	(0.64)	(0.69)
Net asset value, end of period	$ 14.50	$ 12.99	$ 13.51	$ 14.05	$ 14.91	$ 14.66
Market price, end of period	$ 13.54	$ 11.60	$ 12.12	$ 12.81	$ 13.93	$ 13.03
Total Investment Return[2]
Based on net asset value	17.67%	2.26%	(3.01)%[3]	(1.10)%	6.57%	2.52%
Based on market price	23.05%	1.79%	(4.56)%[3]	(3.48)%	12.02%	2.03%
Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	1.20%	1.33%	1.39%[5]	1.28%	1.31%	1.33%
Total expenses after fees waived and paid indirectly[4]	1.12%	1.15%	1.15%[5]	1.04%	1.08%	1.10%
Total expenses after fees waived and paid indirectly and excluding
interest expense and fees[4,6]	1.12%	1.11%	1.11%[5]	1.04%	1.08%	1.10%
Net investment income[4]	6.30%	7.01%	6.36%[5]	6.31%	6.01%	5.89%
Dividends to Preferred Shareholders	0.75%	1.59%	1.84%[5]	1.89%	1.66%	1.32%
Net investment income to Common Shareholders	5.55%	5.42%	4.52%[5]	4.42%	4.35%	4.57%
Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$ 61,010	$ 54,642	$ 56,830	$ 59,101	$ 62,701	$ 61,672
Preferred Shares outstanding at $25,000 liquidation preference,
end of period (000)	$ 29,625	$ 29,625	$ 29,625	$ 31,000	$ 31,000	$ 31,000
Portfolio turnover	27%	32%	2%	21%	29%	49%
Asset coverage, end of period per $1,000	$ 3,060[7]	$ 2,844[7]	$ 2,918[7]	$ 2,906[7]	$ 3,023[7]	$ 2,989

1 Based on average Common Shares outstanding.
2 Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of sales charges and include the reinvestment of dividends and distributions.
3 Aggregate total investment return.
4 Do not reflect the effect of dividends to Preferred Shareholders.
5 Annualized. Certain non-recurring expenses have been included in the ratio but not annualized. If these expenses were annualized, the ratio of the total expenses, total expenses after fees waived and paid indirectly, total expenses after fees waived and fees paid indirectly and excluding interest expense and fees, net investment income and net investment income to
Common Shareholders would have been 1.79%, 1.55%, 1.50%, 5.96% and 4.12%, respectively.
6 Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
7 Asset coverage per Preferred Share at $25,000 liquidation preference for the periods ended July 2010, July 2009, July 2008, May 2008 and May 2007 are $76,492, $71,119,
$72,970, $72,676 and $75,573, respectively.

See Notes to Financial Statements.

32 ANNUAL REPORT

JULY 31, 2010

Financial Highlights			BlackRock MuniYield Arizona Fund, Inc. (MZA)
			Period
			November 1,
			2007
	Year Ended July 31,				Year Ended October 31,
			to July 31,
	2010	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$ 12.40	$ 12.81	$ 13.96	$ 14.53	$ 14.39	$ 15.04
Net investment income[1]	0.93	0.95	0.72	0.95	0.98	0.97
Net realized and unrealized gain (loss)	1.28	(0.47)	(1.00)	(0.46)	0.36	(0.49)
Dividends and distributions to Preferred Shareholders from:
Net investment income	(0.06)	(0.19)	(0.19)	(0.29)	(0.26)	(0.14)
Net realized gain	—	—	(0.05)	(0.02)	(0.02)	(0.00)[2]
Net increase (decrease) from investment operations	2.15	0.29	(0.52)	0.18	1.06	0.34
Dividends and distributions to Common Shareholders from:
Net investment income	(0.82)	(0.70)	(0.51)	(0.69)	(0.80)	(0.92)
Net realized gain	—	—	(0.12)	(0.06)	(0.12)	(0.02)
Total dividends and distributions to Common Shareholders	(0.82)	(0.70)	(0.63)	(0.75)	(0.92)	(0.94)
Capital charges with respect to issuance of Preferred Shares	—	—	—	—	0.00[3]	(0.05)
Net asset value, end of period	$ 13.73	$ 12.40	$ 12.81	$ 13.96	$ 14.53	$ 14.39
Market price, end of period	$ 13.67	$ 12.85	$ 13.94	$ 13.66	$ 14.79	$ 16.03
Total Investment Return[4]
Based on net asset value	17.75%	3.27%	(3.79)%[5]	1.29%	7.47%	1.91%
Based on market price	13.13%	(1.66)%	6.99%[5]	(2.63)%	(1.80)%	13.07%
Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[6]	1.25%	1.46%	1.61%[7]	1.76%	1.71%	1.52%
Total expenses after fees waived and paid indirectly[6]	1.24%	1.42%	1.59%[7]	1.75%	1.70%	1.51%
Total expenses after fees waived and paid indirectly and excluding
interest expense and fees[6,8]	1.22%	1.36%	1.40%[7]	1.37%	1.33%	1.20%
Net investment income[6]	6.99%	8.16%	7.19%[7]	6.65%	6.90%	6.54%
Dividends to Preferred Shareholders	0.44%	1.61%	1.94%[7]	2.04%	1.83%	0.91%
Net investment income to Common Shareholders	6.56%	6.55%	5.25%[7]	4.61%	5.07%	5.63%
Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$ 62,618	$ 56,449	$ 58,218	$ 63,228	$ 65,611	$ 64,630
Preferred Shares outstanding at $25,000 liquidation preference,
end of period (000)	$ 38,800	$ 38,800	$ 40,300	$ 40,300	$ 40,300	$ 40,300
Portfolio turnover	25%	39%	13%	31%	31%	28%
Asset coverage per Preferred Share at $25,000 liquidation preference,
end of period	$ 65,350	$ 61,375	$ 61,122	$ 64,232	$ 65,708	$ 65,098

1 Based on average Common Shares outstanding.
2 Amount is less than $(0.01) per share.
3 Amount is less than $0.01 per share.
4 Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of sales charges and include the reinvestment of dividends and distributions.
5 Aggregate total investment return.
6 Do not reflect the effect of dividends to Preferred Shareholders.
7 Annualized.
8 Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

ANNUAL REPORT

JULY 31, 2010

Financial Highlights			BlackRock MuniYield California Fund, Inc. (MYC)
			Period
			November 1,
			2007
	Year Ended July 31,				Year Ended October 31,
			to July 31,
	2010	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$ 13.47	$ 13.71	$ 14.60	$ 15.11	$ 14.73	$ 15.27
Net investment income[1]	0.94	0.91	0.69	0.93	0.96	0.93
Net realized and unrealized gain (loss)	1.21	(0.33)	(0.88)	(0.49)	0.37	(0.46)
Dividends to Preferred Shareholders from net investment income	(0.03)	(0.13)	(0.20)	(0.29)	(0.25)	(0.13)
Net increase (decrease) from investment operations	2.12	0.45	(0.39)	0.15	1.08	0.34
Dividends to Common Shareholders from net investment income	(0.83)	(0.69)	(0.50)	(0.66)	(0.70)	(0.86)
Capital charges with respect to issuance of Preferred Shares	—	—	—	—	0.00[2]	(0.02)
Net asset value, end of period	$ 14.76	$ 13.47	$ 13.71	$ 14.60	$ 15.11	$ 14.73
Market price, end of period	$ 14.44	$ 12.44	$ 13.07	$ 13.25	$ 14.00	$ 13.37
Total Investment Return[3]
Based on net asset value	16.59%	4.64%	(2.55)%[4]	1.36%	8.03%	2.59%
Based on market price	23.51%	1.37%	2.37%[4]	(0.72)%	10.28%	(1.46)%
Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[5]	1.19%	1.49%	1.49%[6]	1.77%	1.52%	1.13%
Total expenses after fees waived[5]	1.18%	1.47%	1.45%[6]	1.75%	1.51%	1.13%
Total expenses after fees waived and excluding interest expense and fees[5,7]	0.99%	1.08%	1.06%[6]	1.06%	1.06%	0.98%
Net investment income[5]	6.53%	7.07%	6.24%[6]	6.29%	6.51%	6.16%
Dividends to Preferred Shareholders	0.22%	0.99%	1.83%[6]	1.93%	1.70%	0.84%
Net investment income to Common Shareholders	6.31%	6.08%	4.41%[6]	4.36%	4.81%	5.32%
Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$ 314,326	$ 286,805	$ 292,002	$ 310,934	$ 321,701	$ 313,708
Preferred Shares outstanding at $25,000 liquidation preference,
end of period (000)	$ 105,950	$ 105,950	$ 126,500	$ 175,000	$ 175,000	$ 175,000
Portfolio turnover	41%	38%	30%	41%	39%	53%
Asset coverage per Preferred Share at $25,000 liquidation preference,
end of period	$ 99,173	$ 92,679	$ 82,724	$ 69,452	$ 70,985	$ 69,818

1 Based on average Common Shares outstanding.
2 Amount is less than $0.01 per share.
3 Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of sales charges and include the reinvestment of dividends and distributions.
4 Aggregate total investment return.
5 Do not reflect the effect of dividends to Preferred Shareholders.
6 Annualized.
7 Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

34 ANNUAL REPORT

JULY 31, 2010

Financial Highlights			BlackRock MuniYield Investment Fund (MYF)
			Period
			November 1,
			2007
	Year Ended July 31,				Year Ended October 31,
			to July 31,
	2010	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$ 12.95	$ 13.59	$ 14.53	$ 15.11	$ 14.91	$ 15.27
Net investment income[1]	0.96	0.96	0.73	0.99	0.99	0.98
Net realized and unrealized gain (loss)	1.18	(0.77)	(0.94)	(0.57)	0.28	(0.26)
Dividends to Preferred Shareholders from net investment income	(0.02)	(0.13)	(0.21)	(0.30)	(0.26)	(0.14)
Net increase (decrease) from investment operations	2.12	0.06	(0.42)	0.12	1.01	0.58
Dividends to Common Shareholders from net investment income	(0.81)	(0.70)	(0.52)	(0.70)	(0.81)	(0.92)
Capital charges with respect to issuance of Preferred Shares	—	—	—	—	(0.00)[2]	(0.02)
Net asset value, end of period	$ 14.26	$ 12.95	$ 13.59	$ 14.53	$ 15.11	$ 14.91
Market price, end of period	$ 14.36	$ 11.72	$ 11.91	$ 12.86	$ 14.35	$ 14.93
Total Investment Return[3]
Based on net asset value	17.12%	1.93%	(2.52)%[4]	1.21%	7.24%	3.98%
Based on market price	30.32%	5.26%	(3.48)%[4]	(5.68)%	1.71%	11.34%
Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[5]	1.26%	1.35%	1.42%[6]	1.47%	1.44%	1.25%
Total expenses after fees waived[5]	1.26%	1.34%	1.40%[6]	1.46%	1.42%	1.25%
Total expenses after fees waived and excluding interest expense and fees[5,7]	1.02%	1.12%	1.10%[6]	1.10%	1.09%	1.05%
Net investment income[5]	6.92%	7.66%	6.77%[6]	6.72%	6.63%	6.46%
Dividends to Preferred Shareholders	0.18%	1.09%	1.92%[6]	2.01%	1.75%	0.95%
Net investment income to Common Shareholders	6.74%	6.57%	4.85%[6]	4.71%	4.88%	5.51%
Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$ 193,270	$ 175,610	$ 184,315	$ 197,014	$ 204,865	$ 202,042
Preferred Shares outstanding at $25,000 liquidation preference,
end of period (000)	$ 59,475	$ 59,475	$ 90,825	$ 110,000	$ 110,000	$ 110,000
Portfolio turnover	41%	63%	22%	25%	46%	42%
Asset coverage per Preferred Share at $25,000 liquidation preference,
end of period	$ 106,242	$ 98,819	$ 75,742	$ 69,790	$ 71,574	$ 70,920

1 Based on average Common Shares outstanding.
2 Amount is less than $(0.01) per share.
3 Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of sales charges and include the reinvestment of dividends and distributions.
4 Aggregate total investment return.
5 Do not reflect the effect of dividends to Preferred Shareholders.
6 Annualized.
7 Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

ANNUAL REPORT

JULY 31, 2010

Financial Highlights			BlackRock MuniYield New Jersey Fund, Inc. (MYJ)
			Period
			December 1,
			2007
	Year Ended July 31,				Year Ended November 30,
			to July 31,
	2010	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$ 14.13	$ 14.36	$ 15.18	$ 15.90	$ 15.37	$ 15.25
Net investment income[1]	1.00	0.98	0.62	1.01	1.00	1.01
Net realized and unrealized gain (loss)	1.00	(0.34)	(0.79)	(0.74)	0.54	0.18
Dividends to Preferred Shareholders from net investment income	(0.04)	(0.15)	(0.18)	(0.29)	(0.25)	(0.16)
Net increase (decrease) from investment operations	1.96	0.49	(0.35)	(0.02)	1.29	1.03
Dividends to Common Shareholders from net investment income	(0.85)	(0.72)	(0.47)	(0.70)	(0.76)	(0.91)
Capital charges with respect to issuance of Preferred Shares	—	—	—	—	—	(0.00)[2]
Net asset value, end of period	$ 15.24	$ 14.13	$ 14.36	$ 15.18	$ 15.90	$ 15.37
Market price, end of period	$ 15.19	$ 13.49	$ 13.52	$ 13.66	$ 15.47	$ 14.38
Total Investment Return[3]
Based on net asset value	14.34%	4.50%	(2.17)%[4]	0.11%	8.83%	7.08%
Based on market price	19.38%	5.96%	2.35%[4]	(7.41)%	13.17%	3.72%
Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[5]	1.01%	1.15%	1.22%[6]	1.28%	1.44%	1.39%
Total expenses after fees waived[5]	1.00%	1.14%	1.20%[6]	1.27%	1.44%	1.39%
Total expenses after fees waived and excluding interest expense and fees[5,7]	0.98%	1.05%	1.13%[6]	1.10%	1.09%	1.09%
Net investment income[5]	6.71%	7.21%	6.27%[6]	6.56%	6.50%	6.47%
Dividends to Preferred Shareholders	0.30%	1.12%	1.85%[6]	1.85%	1.65%	1.05%
Net investment income to Common Shareholders	6.41%	6.09%	4.42%[6]	4.71%	4.85%	5.42%
Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$ 216,433	$ 200,740	$ 204,022	$ 215,585	$ 225,855	$ 218,250
Preferred Shares outstanding at $25,000 liquidation preference,
end of period (000)	$ 102,200	$ 102,200	$ 104,725	$ 119,000	$ 119,000	$ 119,000
Portfolio turnover	15%	21%	11%	18%	9%	32%
Asset coverage per Preferred Share at $25,000 liquidation preference,
end of period	$ 77,946	$ 74,107	$ 73,709	$ 70,305	$ 72,452	$ 70,858

1 Based on average Common Shares outstanding.
2 Amount is less than $(0.01) per share.
3 Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of sales charges and include the reinvestment of dividends and distributions.
4 Aggregate total investment return.
5 Do not reflect effect of dividends to Preferred Shareholders.
6 Annualized.
7 Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

36 ANNUAL REPORT

JULY 31, 2010

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Muni New York Intermediate Duration Fund, Inc. (“MNE”),
BlackRock MuniYield Arizona Fund, Inc. (“MZA”), BlackRock MuniYield
California Fund, Inc. (“MYC”), BlackRock MuniYield Investment Fund
(“MYF”) and BlackRock MuniYield New Jersey Fund, Inc. (“MYJ”) (collec-
tively, the “Funds” or individually as a “Fund”) are registered under the
Investment Company Act of 1940, as amended (the “1940 Act”), as non-
diversified, closed-end management investment companies. MNE, MZA,
MYC and MYJ are organized as Maryland corporations. MYF is organized as a Massachusetts business trust. The Funds' financial statements are pre-
pared in conformity with accounting principles generally accepted in the
United States of America ("US GAAP"), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Funds determine and make available for publication the net asset value of their Common Shares on a daily basis.

The following is a summary of significant accounting policies followed by the Funds:

Valuation: The Funds fair value their financial instruments at market value using independent dealers or pricing services under policies approved by each Fund’s Board of Directors/Trustees (the “Board”). Municipal invest-
ments (including commitments to purchase such investments on a “when-
issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various rela-
tionships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment compa-
nies are valued at net asset value each business day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value ("Fair Value Assets"). When determining the price for Fair Value
Assets, the investment advisor and/or the sub-advisor seeks to determine the price that each Fund might reasonably expect to receive from the cur-
rent sale of that asset in an arm’s-length transaction. Fair value determina-
tions shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Forward Commitments and When-Issued Delayed Delivery Securities: The
Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such trans-
actions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such con-
ditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the
Funds may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed deliv-
ery basis, the Funds assume the rights and risks of ownership of the secu-
rity, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds' maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown on the
Schedules of Investments, if any.

Municipal Bonds Transferred to Tender Option Bond Trusts: The Funds
leverage their assets through the use of tender option bond trusts (“TOBs”).
A TOB is established by a third party sponsor forming a special purpose entity, into which one or more funds, or an agent on behalf of the funds, transfers municipal bonds. Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which a Fund has con-
tributed bonds. A TOB typically issues two classes of beneficial interests:
short-term floating rate certificates, which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that made the transfer. The TOB Residuals held by a
Fund include the right of a Fund (1) to cause the holders of a proportional share of the short-term floating rate certificates to tender their certificates at par, including during instances of a rise in short-term interest rates and
(2) to transfer, within seven days, a corresponding share of the municipal bonds from the TOB to a Fund. The TOB may also be terminated without the consent of a Fund upon the occurrence of certain events as defined in the
TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain quarterly or annual renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond or the inability to remarket the short-term floating rate certificates to third party investors.

The cash received by the TOB from the sale of the short-term floating rate certificates, less transaction expenses, is paid to a Fund, which typically invests the cash in additional municipal bonds. Each Fund’s transfer of the municipal bonds to a TOB is accounted for as a secured borrowing, there-
fore the municipal bonds deposited into a TOB are presented in the Funds'
Schedules of Investments and the proceeds from the issuance of the short-
term floating rate certificates are shown as trust certificates in the
Statements of Assets and Liabilities.

Interest income from the underlying municipal bonds is recorded by the
Funds on an accrual basis. Interest expense incurred on the secured bor-
rowing and other expenses related to remarketing, administration and trustee services to a TOB are shown as interest expense and fees in the
Statements of Operations. The short-term floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date.
At July 31, 2010, the aggregate value of the underlying municipal bonds

ANNUAL REPORT

JULY 31, 2010

Notes to Financial Statements (continued)

transferred to TOBs, the related liability for trust certificates and the range of interest rates on the liability for trust certificates were as follows:

Underlying
Municipal
	Bonds	Liability for	Range of
	Transferred	Trust	Interest
	to TOBs	Certificates	Rates
MNE	$ 2,397,945	$ 1,125,000	0.27% — 0.28%
MZA	$ 3,160,920	$ 1,500,000	0.28%
MYC	$227,738,807	$117,818,654	0.27% — 0.33%
MYF	$111,569,841	$ 58,244,649	0.27% — 0.43%
MYJ	$ 14,865,172	$ 8,653,701	0.28% — 0.34%

For the year ended July 31, 2010, the Funds' average trust certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average Trust	Daily Weighted
	Certificates	Average
	Outstanding	Interest Rate
MNE	$ 601,932	0.78%
MZA	$ 1,500,00	0.81%
MYC	$78,256,601	0.73%
MYF	$55,202,537	0.80%
MYJ	$ 6,616,401	0.72%

Should short-term interest rates rise, the Funds' investments in TOBs may adversely affect the Funds' net investment income and distributions to shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB may adversely affect the Funds' net asset values per share.

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”)
require that the Funds either deliver collateral or segregate assets in con-
nection with certain investments (e.g., financial futures contracts), each
Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on their books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segre-
gated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transac-
tions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis.
Interest income, including amortization of premium and accretion of discount on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Dividends and distributions to Preferred
Shareholders are accrued and determined as described in Note 7.

Income Taxes: It is each Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limita-
tions on the Funds' US federal tax returns remains open for each of the four periods ended as follows:

	Year Ended	Period	Year Ended
MNE	July 31, 2010,	June 1, 2008 to	May 31, 2007,
	July 31, 2009	July 31, 2008	May 31, 2008
MZA	July 31, 2010,	November 1, 2007 to
	July 31, 2009	July 31, 2008	October 31, 2007
MYC	July 31, 2010,	November 1, 2007 to
	July 31, 2009	July 31, 2008	October 31, 2007
MYF	July 31, 2010,	November 1, 2007 to
	July 31, 2009	July 31, 2008	October 31, 2007
MYJ	July 31, 2010,	December 1, 2007 to
	July 31, 2009	July 31, 2008	November 30, 2007

The statutes of limitations on the Funds' state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Deferred Compensation and BlackRock Closed-End Share Equivalent
Investment Plan: Under the deferred compensation plan approved by each
Fund's Board, non-interested Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of other certain BlackRock Closed-End Funds selected by the Independent Directors. This has approximately the same economic effect for the Independent Directors as if the Independent
Directors had invested the deferred amounts directly in other certain
BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each
Fund. Each Fund may, however, elect to invest in common shares of other certain BlackRock Closed-End Funds selected by the Independent Directors in order to match its deferred compensation obligations. Investments to cover each Fund's deferred compensation liability, if any, are included in other assets in the Statements of Assets and Liabilities. Dividends and dis-
tributions from the BlackRock Closed-End Fund investments under the plan are included in income — affiliated in the Statements of Operations.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.
The Funds have an arrangement with their custodians whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of

38 ANNUAL REPORT

JULY 31, 2010

Notes to Financial Statements (continued)

Operations. The custodians impose fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and to economically hedge, or protect, their exposure to certain risks such as interest rate risk.
These contracts may be transacted on an exchange.

Losses may arise if the value of the contract decreases due to an unfav-
orable change in the market rates or value of the underlying instrument or if the counterparty does not perform under the contract. Counterparty risk related to exchange-traded financial futures contracts is minimal because of the protections against defaults provided by the exchange on which they trade.

Financial Futures Contracts: The Funds purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk).
Financial futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or yield.
Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Funds as unrealized gains or losses. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures transactions involves the risk of an imperfect correlation in the movements in the price of finan-
cial futures contracts, interest rates and the underlying assets.

Derivative Instruments Catagorized by Risk Exposure:
Fair Values of Derivative Instruments as of July 31, 2010

Liability Derivatives

		MZA	MYC
Statements of Assets
	and Liabilities Location		Value
Net unrealized
Interest rate contracts	appreciation/depreciation*	$ 25,901	$ 53,571
*Includes cumulative appreciation/depreciation of financial futures contracts as reported in the Schedules of Investments. Only current day’s margin variation is reported within the Statements of Assets and Liabilities.

The Effect of Derivative Instruments on the Statements of Operations

Year Ended July 31, 2010

Net Realized Gain (Loss) from
	MNE	MZA	MYC	MYF	MYJ
Interest rate contracts:
Financial futures contracts	$ 3,982	$ 6,527	$ (111,843)	$ 21,850	$ 20,136
Net Change in Unrealized Appreciation/Depreciation on
	MZA	MYC
Interest rate contracts:
Financial futures contracts	$ (25,901)	$ (53,571)

For the year ended July 31, 2010, the average quarterly balance of outstanding derivative financial instruments was as follows:

	MNE	MZA	MYC	MYF	MYJ
Financial futures contracts:
Average number of contracts purchased	1	—	—	3	3
Average number of contracts sold	—	3	6	4	4
Average notional value of contracts purchased	$ 115,002	—	—	$ 373,757	$ 287,506
Average notional value of contracts sold	—	$ 364,962	$ 760,436	$ 426,445	$ 487,366

3. Investment Advisory Agreement and Other Transactions
with Affiliates:

The PNC Financial Services Group, Inc. ("PNC"), Bank of America
Corporation ("BAC") and Barclays Bank PLC ("Barclays") are the largest stockholders of BlackRock, Inc. ("BlackRock"). Due to the ownership struc-
ture, PNC is an affiliate of the Funds for 1940 Act purposes, but BAC and
Barclays are not.

Each Fund entered into an Investment Advisory Agreement with BlackRock
Advisors, LLC (the “Manager”), the Funds' investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each

Fund. For such services, each Fund pays the Manager a monthly fee at the following annual rates of each Fund's average daily net assets as follows:

MNE	0.55%
MZA	0.50%
MYC	0.50%
MYF	0.50%
MYJ	0.50%

Average daily net assets is the average daily value of each Fund’s total assets minus the sum of its accrued liabilities.

The Manager contractually agreed to waive a portion of its fee during the first seven years of MNE’s operations ending July 31, 2010. For the year ended July 31, 2010, the Manager waived advisory fees in the amount of
0.05% of MNE’s average daily net assets. As a result, the Manager waived
$44,203, which is included in fees waived by advisor in the Statements of Operations.

ANNUAL REPORT

JULY 31, 2010

Notes to Financial Statements (continued)

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indi-
rectly through its investment in affiliated money market funds; however, the
Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through each Fund’s investment in other affiliated investment companies, if any. These amounts are shown as, or included in, fees waived by advisor in the Statements of Operations. For the year ended July 31, 2010, the amounts waived were as follows:

MNE	$ 2,278
MZA	$ 5,049
MYC	$19,738
MYF	$ 4,697
MYJ	$24,298

The Manager entered into a sub-advisory agreement with BlackRock
Investment Management, LLC (“BIM”), an affiliate of the Manager. The
Manager pays BIM for services it provides, a monthly fee that is a percent-
age of the investment advisory fees paid by each Fund to the Manager.

For the year ended July 31, 2010, each Fund reimbursed the Manager for certain accounting services, which are included in accounting services in the Statements of Operations. The reimbursements were as follows:

MNE	$1,706
MZA	$1,930
MYC	$9,596
MYF	$5,946
MYJ	$6,083

Certain officers and/or directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for com-
pensation paid to the Funds' Chief Compliance Officer.

4. Investments:

Purchases and sales of investments excluding short-term securities for the year ended July 31, 2010, were as follows:

	Purchases	Sales
MNE	$ 24,656,510	$ 23,848,195
MZA	$ 25,088,399	$ 24,055,064
MYC	$252,975,017	$196,323,216
MYF	$137,954,213	$124,500,953
MYJ	$ 46,340,138	$ 52,690,165

5. Income Tax Information:

Reclassifications: US GAAP require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting.
These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of July 31, 2010 attributable to amortization methods on fixed income securities were reclassified to the following accounts:

	MNE	MZA	MYC	MYF	MYJ
Undistributed net investment income	$ (18,108)	$ 37,248	$ (148)	$ (10,187)	$ (6)
Accumulated net realized loss	$ 18,108	$ (37,248)	$ 148	$ 10,187	$ 6
The tax character of distributions paid during the fiscal years ended July 31, 2010 and July 31, 2009 were as follows:
	MNE	MZA	MYC	MYF	MYJ
Tax-exempt income
7/31/2010	$ 3,258,967	$ 3,984,714	$18,268,227	$11,349,238	$12,638,922
7/31/2009	3,532,112	4,059,092	17,252,007	11,207,252	12,398,844
Ordinary income
7/31/2010	—	—	87,185	—	—
7/31/2009	—	—	196,890	188,682	—
Total distributions
7/31/2010	$ 3,258,967	$ 3,984,714	$18,355,412	$11,349,238	$12,638,922
7/31/2009	$ 3,532,112	$ 4,059,092	$17,448,897	$11,395,934	$12,398,644
As of July 31, 2010, the tax components of accumulated earnings were as follows:
	MNE	MZA	MYC	MYF	MYJ
Undistributed tax-exempt income	$ 760,561	$ 937,007	$ 4,997,005	$ 3,193,539	$ 3,980,488
Undistributed ordinary income	—	3,994	—	1,847	30,419
Capital loss carryforwards	(2,240,245)	(1,188,575)	(5,610,728)	(13,252,589)	(1,999,707)
Net unrealized gains*	2,859,181	2,307,727	13,341,694	14,434,110	9,927,933
Total	$ 1,379,497	$ 2,060,153	$12,727,971	$ 4,376,907	$11,939,133

* The differences between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on straddles, the difference between book and tax for premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains/losses on certain futures contracts, the deferral of post-October capital losses for tax purposes, and the treatment of residual interests in tender option bond trusts.

40 ANNUAL REPORT

JULY 31, 2010

Notes to Financial Statements (continued)

As of July 31, 2010, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires July 31,	MNE	MZA	MYC	MYF	MYJ
2011	—	—	$ 178,107	—	—
2012	$ 134,161	—	—	$ 1,266,217	$ 239,556
2015	25,350	—	—	—	—
2016	739,187	$ 318,483	393,490	2,101,744	104,422
2017	501,235	—	169,064	—	421,488
2018	840,312	870,092	4,870,067	9,884,628	1,234,241
Total	$ 2,240,245	$ 1,188,575	$ 5,610,728	$ 13,252,589	$ 1,999,707

6. Concentration, Market and Credit Risk:

MNE, MZA, MYC and MYJ invest a substantial amount of their assets in issuers located in a single state or limited number of states. Please see the Schedules of Investments for concentrations in specific states.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctua-
tions. Similar to issuer credit risk, the Funds may be exposed to counter-
party credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the
Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds' exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Funds' Statements of Assets and Liabilities, less any collat-
eral held by the Funds.

MZA and MYC invest a significant portion of their assets in the County/
City/Special District/School District and Utilities sectors. MYF invests a significant portion of its assets in securities in the County/City/Special
District/School District, Transportation and Health sectors. MYJ invests a significant portion of its assets in securities in the State sector. Changes in economic conditions affecting the County/City/Special District/School
District, Health, State, Transportation and Utilities sectors would have a greater impact on the Funds, and could affect the value, income and/or liquidity of positions in such securities.

7. Capital Share Transactions:

Each Fund is authorized to issue 200 million shares (MVF is authorized to issue an unlimited number of shares, par value $0.10 per share) including
Preferred Shares, all of which were initially classified as Common Shares.
Each Board is authorized, however, to reclassify any unissued shares without approval of Common Shareholders.

Common Shares

Shares issued and outstanding for MZA for the years ended July 31, 2010 and July 31, 2009 increased by 8,600 and 7,393, respectively, as a result of dividend reinvestment.

Shares issued and outstanding remained constant for MNE, MYC, MYF and
MYJ for the years ended July 31, 2010 and July 31, 2009.

Preferred Shares

The Preferred Shares are redeemable at the option of each Fund, in whole or in part, on any dividend payment date at their liquidation preference per share plus any accumulated and unpaid dividends whether or not declared. The Preferred Shares are also subject to mandatory redemption at their liquidation preference plus any accumulated and unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of a Fund, as set forth in each Fund's Articles
Supplementary/Statement of Preferences/Certificate of Designation, as
applicable (the “Governing Instrument”) are not satisfied.

From time to time in the future, each Fund may effect repurchases of its
Preferred Shares at prices below their liquidation preference as agreed upon by the Fund and seller. Each Fund also may redeem its Preferred
Shares from time to time as provided in the applicable Governing
Instrument. Each Fund intends to effect such redemptions and/or repur-
chases to the extent necessary to maintain applicable asset coverage requirements or for such other reasons as the Board may determine.

The holders of Preferred Shares have voting rights equal to the holders of
Common Shares (one vote per share) and will vote together with holders of
Common Shares (one vote per share) as a single class. However, the hold-
ers of Preferred Shares, voting as a separate class, are also entitled to elect two Directors for each Fund. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change

ANNUAL REPORT

JULY 31, 2010

Notes to Financial Statements (continued)

a Funds' sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

The Funds had the following series of Preferred Shares outstanding, effec-
tive yields and reset frequency as of July 31, 2010:

				Reset
		Preferred	Effective Frequency
	Series	Shares	Yield	Days
MNE	F7	1,185	1.47%[1]	7
MZA	A	499	0.43%[2]	7
	B	668	0.44%[2]	7
	C	385	1.47%[1]	7
MYC	A	1,453	0.38%[2]	28
	B	1,453	0.43%[2]	7
	C	484	0.43%[2]	28
	D	848	1.50%[1]	7
MYF	A	1,189	0.43%[2]	7
	B	865	0.41%[2]	7
	C	325	1.49%[1]	7
MYJ	A	2,061	0.43%[2]	7
	B	1,288	0.43%[2]	7
	C	739	1.50%[1]	7

1 The maximum applicable rate on this series of Preferred Shares is the higher of
110% plus or times (i) the Telerate/BAA LIBOR or (ii) 90% of Kenny S&P 30-day
High Grade Index rate divided by 1.00 minus the marginal tax rate.
2 The maximum applicable rate on this series of Preferred Shares is the higher of
110% of the AA commercial paper rate or 110% of 90% of the Kenny S&P 30-day
High Grade Index rate divided by 1.00 minus the marginal tax rate.

Dividends on seven-day and 28-day Preferred Shares are cumulative at a rate which is reset every seven or 28 days, respectively, based on the results of an auction. If the Preferred Shares fail to clear the auction on an auction date, each Fund is required to pay the maximum applicable rate on the Preferred Shares to holders of such shares for successive dividend periods until such time as the shares are successfully auctioned. The maxi-
mum applicable rate on the Preferred Shares is as footnoted in the pre-
ceding table above. The low, high and average dividend rates on the
Preferred Shares for each Fund for the year ended July 31, 2010 were as follows:

	Series	Low	High	Average
MNE	F7	1.32%	1.63%	1.48%
MZA	A	0.26%	0.58%	0.42%
	B	0.24%	0.58%	0.42%
	C	1.32%	1.63%	1.48%
MYC	A	0.32%	0.50%	0.43%
	B	0.26%	0.58%	0.42%
	C	0.26%	0.58%	0.42%
	D	1.32%	1.63%	1.48%
MYF	A	0.26%	0.58%	0.42%
	B	0.24%	0.58%	0.41%
	C	1.34%	1.63%	1.48%
MYJ	A	0.26%	0.58%	0.41%
	B	0.26%	0.58%	0.41%
	C	1.32%	1.63%	1.48%

Since February 13, 2008, the Preferred Shares of the Funds failed to clear any of their auctions. As a result, the Preferred Shares dividend rates were reset to the maximum applicable rate, which ranged from 0.24% to 1.63%
for the year ended July 31, 2010. A failed auction is not an event of default for the Funds but it has a negative impact on the liquidity of
Preferred Shares. A failed auction occurs when there are more sellers of a
Fund's auction rate preferred shares than buyers. It is impossible to predict how long this imbalance will last. A successful auction for the Funds'
Preferred Shares may not occur for some time, if ever, and even if liquidity does resume, holders of the Preferred Shares may not have the ability to sell the Preferred Shares at their liquidation preference.

The Funds may not declare dividends or make other distributions on
Common Shares or purchase any such shares if, at the time of the declara-
tion, distribution or purchase, asset coverage with respect to the outstand-
ing Preferred Shares is less than 200%.

The Funds pay commissions of 0.25% on the aggregate principal amount of all shares that successfully clear their auctions and 0.15% on the aggregate principal amount of all shares that fail to clear their auctions.
Certain broker dealers have individually agreed to reduce commissions for failed auctions.

During the year ended July 31, 2009, certain funds announced the follow-
ing redemptions of Preferred Shares at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

		Redemption	Shares	Aggregate
	Series	Date	Redeemed	Principal
MZA	A	7/09/09	19	$ 475,000
	B	7/14/09	26	$ 650,000
	C	7/06/09	15	$ 375,000
MYC	A	7/09/09	282	$ 7,050,000
	B	7/02/09	282	$ 7,050,000
	C	7/30/09	94	$ 2,350,000
	D	7/07/09	164	$ 4,100,000
MYF	A	7/02/09	627	$15,675,000
	B	7/06/09	456	$11,400,000
	C	7/08/09	171	$ 4,275,000
MYJ	A	7/09/09	51	$ 1,275,000
	B	7/08/09	32	$ 800,000
	C	7/07/09	18	$ 450,000

The Funds financed the Preferred Share redemptions with cash received from TOB transactions.

Preferred Shares issued and outstanding remained constant for the year ended July 31, 2010 for all Funds and for the year ended July 31, 2009 for MNE.

42 ANNUAL REPORT

JULY 31, 2010

Notes to Financial Statements (concluded)

8. Subsequent Events:

Management's evaluation of the impact of all subsequent events on the
Funds' financial statements was completed through the date the financial statements were issued and the following items were noted:

Each Fund paid a net investment income dividend on September 1, 2010 to Common Shareholders of record on August 16, 2010 as follows:

Common Dividend
Per Share
MNE	$0.0580
MZA	$0.0695
MYC	$0.0720
MYF	$0.0750
MYJ	$0.0705

On September 1, 2010, the following Funds declared a dividend to Common Shareholders of record on September 15, 2010 in the following amounts:

Common Dividend
Per Share
MNE	$0.0610
MZA	$0.0695
MYC	$0.0760
MYF	$0.0750
MYJ	$0.0715

The dividends declared on Preferred Shares for the period August 1, 2010 to August 31, 2010 were as follows:

Dividends
	Series	Declared
MNE	F7	$436,446
MZA	A	$ 52,146
	B	$ 69,564
	C	$141,799
MYC	A	$ 11,380
	B	$ 12,599
	C	$ 4,298
	D	$ 25,778
MYF	A	$ 10,310
	B	$ 7,380
	C	$ 9,912
MYJ	A	$ 11,196
	B	$ 17,871
	C	$ 22,465

ANNUAL REPORT

JULY 31, 2010

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of BlackRock MuniYield
Investment Fund and to the Shareholders and Board of Directors of
BlackRock Muni New York Intermediate Duration Fund, Inc., BlackRock
MuniYield Arizona Fund, Inc., BlackRock MuniYield California Fund, Inc.,
and BlackRock MuniYield New Jersey Fund, Inc. (collectively the“Funds”):

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Muni New York
Intermediate Duration Fund, Inc. as of July 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, the period June 1, 2008 to July 31, 2008 and for each of the two years in the period ended May 31, 2008. We have also audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock MuniYield Arizona Fund, Inc. as of July 31,
2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, the period November 1, 2007 to July 31, 2008 and for each of the three years in the period ended October 31, 2007.
We have also audited the accompanying statements of assets and liabili-
ties, including the schedules of investments, of BlackRock MuniYield
California Fund, Inc. and BlackRock MuniYield Investment Fund as of July
31, 2010, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, the period November 1,
2007 to July 31, 2008 and for each of the three years in the period ended October 31, 2007. We have also audited the accompanying state-
ment of assets and liabilities, including the schedule of investments, of
BlackRock MuniYield New Jersey Fund, Inc. as of July 31, 2010, and the
related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, the period December 1, 2007 to July 31, 2008 and for each of the three years in the period ended November 30, 2007. These financial statements and financial highlights are the responsibility of the Funds’
management. Our responsibility is to express an opinion on these finan-
cial statements and financial highlights based on our audits. The financial highlights for the period ended May 31, 2006 for BlackRock Muni New
York Intermediate Duration Fund, Inc. were audited by other auditors whose report, dated July 14, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assur-
ance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over finan-
cial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclo-
sures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluat-
ing the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2010, by correspondence with the custodian and brokers; where replies were not received from bro-
kers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
BlackRock Muni New York Intermediate Duration Fund, Inc. as of July 31,
2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, the period June 1, 2008 to July 31, 2008 and for each of the two years in the period ended May 31, 2008, in conformity with accounting principles gen-
erally accepted in the United States of America. Additionally, in our opin-
ion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock
MuniYield Arizona Fund, Inc. as of July 31, 2010, the results of its opera-
tions for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, the period November 1, 2007 to July 31, 2008 and for each of the three years in the period ended
October 31, 2007, in conformity with accounting principles generally accepted in the United States of America. Additionally, in our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock
MuniYield California Fund, Inc. and of BlackRock MuniYield Investment
Fund as of July 31, 2010, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended,the period November 1,
2007 to July 31, 2008 and for each of the three years in the period ended October 31, 2007, in conformity with accounting principles gen-
erally accepted in the United States of America. Additionally, in our opin-
ion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock
MuniYield New Jersey Fund, Inc. as of July 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, the period December 1,
2007 to July 31, 2008 and for each of the three years in the period ended November 30, 2007, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
September 28, 2010

44 ANNUAL REPORT

JULY 31, 2010

Important Tax Information (Unaudited)
The following table summarizes the taxable per share distributions paid by MYC during the taxable year ended July 31, 2010:
	Payable Date	Ordinary Income
Common Shareholders	12/31/2009	$0.003772
Preferred Shareholders:
Series A	12/24/2009	$1.42
Series B	12/10/2009	$1.21
Series C	12/17/2009	$1.44
Series D	12/15/2009	$2.76

All of the other net investment income distributions paid by MYC qualify as tax-exempt interest dividends for federal income tax purposes.

All of the net investment income distributions paid by MNE, MZA, MYF and MYJ during the taxable years ended July 31, 2010 qualify as tax-exempt interest dividends for federal income tax purposes.

ANNUAL REPORT

JULY 31, 2010

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Directors and the Board of Trustees, as the case may be
(each, a “Board,” and, collectively, the "Boards," and the members of which are referred to as "Board Members") of each of BlackRock Muni New York
Intermediate Duration Fund, Inc. (“MNE”), BlackRock MuniYield Arizona
Fund, Inc. (“MZA”), BlackRock MuniYield California Fund, Inc. (“MYC”),
BlackRock MuniYield Investment Fund (“MYF”) and BlackRock MuniYield
New Jersey Fund, Inc. (“MYJ” and, together with MNE, MZA, MYC and MYF, each a “Fund,” and, collectively, the “Funds”) met on April 8, 2010 and
May 13-14, 2010 to consider the approval of each Fund’s investment advisory agreement (each, an “Advisory Agreement”) with BlackRock
Advisors, LLC (the “Manager”), each Fund’s investment advisor. Each
Board also considered the approval of the sub-advisory agreement
(each, a “Sub-Advisory Agreement”) between the Manager and BlackRock
Investment Management, LLC (the “Sub-Advisor”) with respect to its Fund.
The Manager and the Sub-Advisor are referred to herein as “BlackRock.”
The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board of each Fund consists of ten individuals, eight of whom are not
“interested persons” of such Fund as defined in the Investment Company
Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The
Board Members are responsible for the oversight of the operations of each
Fund and perform the various duties imposed on the directors of invest-
ment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Boards is an Independent Board Member. The
Boards have established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a
Performance Oversight Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the
Executive Committee, which also has one interested Board Member) and is chaired by an Independent Board Member. The Boards also have two ad hoc committees, the Joint Product Pricing Committee, which consists of Independent Board Members and the directors/trustees of the boards of certain other BlackRock-managed funds, who are not “interested per-
sons” of their respective funds, and the Ad Hoc Committee on Auction
Market Preferred Shares.

The Agreements

Pursuant to the 1940 Act, the Boards are required to consider the cont-
inuation of the Agreements on an annual basis. In connection with this process, the Boards assessed, among other things, the nature, scope and quality of the services provided to the Funds by the personnel of
BlackRock and its affiliates, including investment management, admin-
istrative and shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting applicable legal and regulatory requirements.

From time to time throughout the year, each Board, acting directly and through its committees, considered at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the respective
Fund and its shareholders. Among the matters the Board considered were:

(a) investment performance for one-, three- and five-year periods, as app-
licable, against peer funds, and applicable benchmarks, if any, as well as senior management's and portfolio managers’ analysis of the reasons for any over performance or underperformance against a Fund’s peers and/or benchmark, as applicable; (b) fees, including advisory, and other amounts paid to BlackRock and its affiliates by each Fund for services such as call center and fund accounting; (c) each Fund’s operating expenses;
(d) the resources devoted to and compliance reports relating to each
Fund’s investment objective, policies and restrictions; (e) each Fund’s compliance with its Code of Ethics and compliance policies and proce-
dures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of contractual and actual management fees for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; and (l) periodic updates on
BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 8, 2010 meeting, the Boards requested and received materials specifically relating to the Agreements.
The Boards are engaged in a process with BlackRock to periodically review the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper,
Inc. (“Lipper”) on Fund fees and expenses, and the investment perform-
ance of each Fund as compared with a peer group of funds as determined by Lipper and a customized peer group selected by BlackRock, as app-
licable (collectively, “Peers”); (b) information on the profitability of the
Agreements to BlackRock and a discussion of fall-out benefits to
BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional clients and open-end funds, under similar investment mandates; (d) the impact of economies of scale;

(e) a summary of aggregate amounts paid by each Fund to BlackRock and
(f) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

At an in-person meeting held on April 8, 2010, the Boards reviewed materials relating to their consideration of the Agreements. As a result of the discussions that occurred during the April 8, 2010 meeting, the Boards presented BlackRock with questions and requests for additional informa-
tion and BlackRock responded to these requests with additional written information in advance of the May 13 – 14, 2010 Board meeting.

At an in-person meeting held on May 13 – 14, 2010, each Fund’s Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and each respective Fund and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to each Fund, each for a one-year term ending June 30, 2011. In approving the continuation of the Agreements,

46 ANNUAL REPORT

JULY 31, 2010

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

the Boards considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund and
BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each
Fund; (d) economies of scale; and (e) other factors deemed relevant by the Board Members.

The Boards also considered other matters they deemed important to the approval process, such as services related to the valuation and pricing of each Fund’s portfolio holdings, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with each Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock:
The Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each
Fund. Throughout the year, the Boards compared each Fund’s performance to the performance of a comparable group of closed-end funds, and the performance of a relevant benchmark, if any. The Boards met with
BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Boards also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance and each Fund’s investment objective, strategies and outlook.

The Boards considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and each
Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities,
BlackRock’s use of technology, BlackRock’s commitment to compliance,
BlackRock’s credit analysis capabilities, BlackRock’s risk analysis capabili-
ties and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards also reviewed a general description of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Boards considered the quality of the administrative and non-investment advisory services provided to each
Fund. BlackRock and its affiliates and significant shareholders provide each Fund with certain administrative and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In addi-
tion to investment advisory services, BlackRock and its affiliates provide each Fund with other services, including (i) preparing disclosure docu-
ments, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of each Fund; (iii) assisting with daily accounting and pric-

ing; (iv) preparing periodic filings with regulators and stock exchanges;

(v) overseeing and coordinating the activities of other service providers;
(vi) organizing Board meetings and preparing the materials for such

Board meetings; (vii) providing legal and compliance support; and
(viii) performing other administrative functions necessary for the operation of each Fund, such as tax reporting, fulfilling regulatory filing requirements, and call center services. The Boards reviewed the structure and duties of
BlackRock’s fund administration, accounting, legal and compliance depart-
ments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: The Boards,
including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April 8, 2010 meeting, the Boards were provided with reports, independently prepared by
Lipper, which included a comprehensive analysis of each Fund’s perform-
ance. The Boards also reviewed a narrative and statistical analysis of the
Lipper data that was prepared by BlackRock, which analyzed various fac-
tors that affect Lipper’s rankings. In connection with their review, the Boards received and reviewed information regarding the investment performance of each Fund as compared to a representative group of similar funds as determined by Lipper and to all funds in each Fund’s applicable Lipper category, and in the case of MZA, MYC and MYF, a customized peer group selected by BlackRock. The Boards were provided with a description of the methodology used by Lipper to select peer funds. The Boards regularly review the performance of each Fund throughout the year.

The Board of MZA noted that, in general, MZA performed better than its
Peers in that MZA’s performance was at or above the median of its
Customized Lipper Peer Group Composite in each of the one-, three-
and five-year periods reported.

The Board of MNE noted that MNE performed below the median of its
Lipper Performance Composite in the three- and five-year periods reported, but that MNE performed better than or equal to the median of its Lipper
Performance Composite in the one-year period reported. The Board of MNE and BlackRock reviewed the reasons for MNE’s underperformance during the three- and five-year periods compared with its Peers. The Board of
MNE was informed that, among other things, MNE’s portfolio managers positioned the portfolio toward the longer end of the duration range. This positioning leaves MNE more exposed to swings in interest rates, which had a negative impact on MNE’s performance toward the end of 2007 and throughout 2008.

The Board of MYC noted that MYC performed below the median of its
Customized Lipper Peer Group Composite in the one- and five-year periods reported, but that MYC performed better than or equal to the median of its Customized Lipper Peer Group Composite in the three-year period reported. The Board of MYC and BlackRock reviewed the reasons for MYC’s underperformance during the one- and five-year periods compared with its
Peers. The Board of MYC was informed that, among other things, underper-
formance mainly stems from a below market dividend distribution rate.
In addition, the prospectus prohibits investments in non investment grade securities, which detracts from MYC’s ability to generate a higher income accrual.

ANNUAL REPORT

JULY 31, 2010

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

The Board of MYJ noted that MYJ performed below the median of its Lipper
Performance Composite in the one- and three-year periods reported, but that MYJ performed better than or equal to the median of its Lipper
Performance Composite in the five-year period reported. The Board of MYJ and BlackRock reviewed the reasons for MYJ’s underperformance during the one- and three-year periods compared with its Peers. The Board of MYJ was informed that, among other things, an overweight to the hospital sector hindered performance.

The Boards of MNE, MYC and MYJ and BlackRock discussed BlackRock’s strategy for improving each respective Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist each Fund’s portfolio managers and to improve each Fund’s performance.

The Board of MYF noted that MYF performed below the median of its
Customized Lipper Peer Group Composite in each of the one-, three- and five-year periods reported. The Board of MYF and BlackRock reviewed the reasons for MYF’s underperformance during these periods compared with its Peers. The Board of MYF was informed that, among other things, while
MYF’s portfolio managers have reduced MYF’s Florida exposure, MYF remains over-weighted in Florida holdings versus its Peers, which has hindered MYF’s performance, as the state of Florida continues to have budget deficit concerns and a very weak housing market.

The Board of MYF and BlackRock discussed BlackRock’s strategy for improving MYF’s performance and BlackRock’s commitment to providing the resources necessary to assist MYF’s portfolio managers and to improve
MYF’s performance, in part through the repositioning of MYF’s portfolio.

The Boards noted that BlackRock has made changes to the organization of the overall fixed income group management structure designed to result in a strengthened leadership team with clearer accountability.

C. Consideration of the Advisory Fees and the Cost of the Services
and Profits to be Realized by BlackRock and its Affiliates from their
Relationship with the Funds: The Boards, including the Independent Board
Members, reviewed each Fund’s contractual advisory fee rate compared with the other funds in its Lipper category. The Boards also compared each
Fund’s total expenses, as well as actual management fees, to those of other funds in its Lipper category. The Boards considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Boards received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided each Fund. The Boards were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Boards reviewed BlackRock’s prof-
itability with respect to each Fund and other funds the Boards currently oversee for the year ended December 31, 2009 compared to available aggregate profitability data provided for the year ended December 31,
2008. The Boards reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allo-
cating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Boards noted that, in general, individual fund or product line profitabil-
ity of other advisors is not publicly available. Nevertheless, to the extent such information was available, the Boards considered BlackRock’s overall operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising closed-
end funds, among other product types. That data indicates that operating margins for BlackRock with respect to its registered funds are generally consistent with margins earned by similarly situated publicly traded com-
petitors. In addition, the Boards considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Boards considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of their analysis, the Boards reviewed BlackRock’s methodology in allocating its costs to the manage-
ment of each Fund. The Boards also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Boards.

The Board of each Fund noted that its Fund’s contractual management fee rate was lower than or equal to the median contractual management fee rate paid by the Fund’s Peers, in each case, before taking into account any expense reimbursements or fee waivers.

D. Economies of Scale: The Boards, including the Independent Board
Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase. The Boards also considered the extent to which each Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable each Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of each Fund.

The Boards noted that most closed-end fund complexes do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering and each fund is man-
aged independently consistent with its own investment objectives. The
Boards noted that only one closed-end fund in the Fund Complex has breakpoints in its fee structure. Information provided by Lipper also revealed that only one closed-end fund complex with total closed-end fund nets assets exceeding $10 billion, as of December 31, 2009, used a complex level breakpoint structure.

48 ANNUAL REPORT

JULY 31, 2010

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (concluded)

E. Other Factors Deemed Relevant by the Board Members: The Boards,
including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in
BlackRock’s profile in the investment advisory community, and the engage-
ment of BlackRock’s affiliates and significant shareholders as service providers to each Fund, including for administrative and distribution serv-
ices. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations.
The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain mutual fund trans-
actions to assist in managing all or a number of its other client accounts.
The Boards further noted that BlackRock completed the acquisition of a complex of exchange-traded funds (“ETFs”) on December 1, 2009, and that BlackRock’s funds may invest in such ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the closed-end fund market-
place, and that shareholders are able to sell their respective Fund’s shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Boards, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and each Fund for a one-year term ending June 30, 2011 and the Sub-
Advisory Agreement between the Manager and the Sub-Advisor with respect to each Fund for a one-year term ending June 30, 2011. As part of its approval, each Board considered the discussions of BlackRock’s fee structure, as it applies to its respective Fund, being conducted by the ad hoc Joint Product Pricing Committee. Based upon its evaluation of all of the aforementioned factors in their totality, the Boards, including the
Independent Board Members, were satisfied that the terms of the Agree-
ments were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at a decision to approve the Agreements, the
Boards did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board
Members may have attributed different weights to the various factors con-
sidered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and
BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Board Members’
conclusions may be based in part on their consideration of these arrangements in prior years.

ANNUAL REPORT

JULY 31, 2010

Automatic Dividend Reinvestment Plan

Pursuant to each Fund’s Dividend Reinvestment Plan (the “Plan”), common shareholders are automatically enrolled to have all distributions of divi-
dends and capital gains reinvested by BNY Mellon Shareowner Services for MZA, MYC, MYF and MYJ and Computershare Trust Company, N.A. for
MNE (individually, the “Plan Agent” or together, the “Plan Agents”) in the respective Fund’s shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, which serves as agent for the shareholders in administering the Plan.

After the Funds declare a dividend or determine to make a capital gain dis-
tribution, the Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Fund (“newly issued shares”) or
(ii) by purchase of outstanding shares on the open market or on the Fund’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condi-
tion often referred to as a “market premium”), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the
NAV on the date the shares are issued. However, if the NAV is less than
95% of the market price on the payment date, the dollar amount of the dividend will be divided by 95% of the market price on the payment date.
If, on the dividend payment date, the NAV is greater than the market value per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Plan Agents are unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market pre-
mium during the purchase period, the Plan Agents will invest any un-
invested portion in newly issued shares.

Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the
Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Each Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, each Fund reserves the right to amend the Plan to include a service charge payable by the participants. Participants that request a sale of shares through
Computershare Trust Company, N.A. are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission. Participants that request a sale of shares through BNY Mellon Shareowner Services are subject to a
$0.02 per share sold brokerage commission. All correspondence concern-
ing the Plan should be directed to the respective Plan Agent: BNY Mellon
Shareowner Services, P.0. Box 358035, Pittsburgh, PA 15252-8035,
Telephone: (866) 216-0242 for shareholders of MZA, MYC, MYF and MYJ or Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI
02940-3078, Telephone: (800) 699-1BFM or overnight correspondence should be directed to the Plan Agent at 250 Royall Street, Canton, MA
02021 for shareholders of MNE.

50 ANNUAL REPORT

JULY 31, 2010

Officers and Directors
Number of
		Length of		BlackRock-
	Position(s)	Time		Advised Funds
Name, Address	Held with	Served as		and Portfolios	Public
and Year of Birth	Funds	a Director[2] Principal Occupation(s) During Past Five Years		Overseen	Directorships
Non-Interested Directors[1]
Richard E. Cavanagh	Chairman	Since	Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life	99 Funds	Arch Chemical
55 East 52nd Street	of the Board	2007	Insurance Company of America since 1998; Trustee, Educational Testing Service	97 Portfolios	(chemical and allied
New York, NY 10055	and Director		from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor,		products)
1946			The Fremont Group since 2008 and Director thereof since 1996; Adjunct Lecturer,
Harvard University since 2007; President and Chief Executive Officer, The Conference
Board, Inc. (global business research organization) from 1995 to 2007.
Karen P. Robards	Vice Chair of	Since	Partner of Robards & Company, LLC (financial advisory firm) since 1987;	99 Funds	AtriCure, Inc.
55 East 52nd Street	the Board,	2007	Co-founder and Director of the Cooke Center for Learning and Development	97 Portfolios	(medical devices)
New York, NY 10055	Chair of		(a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc.
1950	the Audit		(health care real estate investment trust) from 2007 to 2010; Director of Enable
	Committee		Medical Corp. from 1996 to 2005; Investment Banker at Morgan Stanley from
	and Director		1976 to 1987.
Frank J. Fabozzi	Director and	Since	Consultant/Editor of The Journal of Portfolio Management since 2006; Professor in	99 Funds	None
55 East 52nd Street	Member of	2007	the Practice of Finance and Becton Fellow, Yale University, School of Management,	97 Portfolios
New York, NY 10055	the Audit		since 2006; Adjunct Professor of Finance and Becton Fellow, Yale University from
1948	Committee		1994 to 2006.
Kathleen F. Feldstein	Director	Since	President of Economics Studies, Inc. (private economic consulting firm) since	99 Funds	The McClatchy
55 East 52nd Street		2007	1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee	97 Portfolios	Company
New York, NY 10055			Emeritus thereof since 2008; Member of the Board of Partners Community		(publishing);
1941			Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners		BellSouth (tele-
			HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member		communications);
			of the Visiting Committee to the Harvard University Art Museum since 2003; Director,		Knight Ridder
			Catholic Charities of Boston since 2009.		(publishing)
James T. Flynn	Director and	Since	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	99 Funds	None
55 East 52nd Street	Member of	2007		97 Portfolios
New York, NY 10055	the Audit
1939	Committee
Jerrold B. Harris	Director	Since	Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment)	99 Funds	BlackRock Kelso
55 East 52nd Street		2007	since 2000; Director of Delta Waterfowl Foundation since 2001; President and	97 Portfolios	Capital Corp.
New York, NY 10055			Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.		(business
1942					development
company)

ANNUAL REPORT

JULY 31, 2010

Officers and Directors (continued)
Number of
		Length of		BlackRock-
	Position(s)	Time		Advised Funds
Name, Address	Held with	Served as		and Portfolios	Public
and Year of Birth	Funds	a Director[2] Principal Occupation(s) During Past Five Years		Overseen	Directorships
Non-Interested Directors[1] (concluded)
R. Glenn Hubbard	Director	Since	Dean, Columbia Business School since 2004; Columbia faculty member since	99 Funds	ADP (data and
55 East 52nd Street		2007	1988; Co-Director of Columbia Business School’s Entrepreneurship Program from	97 Portfolios	information services);
New York, NY 10055			1997 to 2004; Chairman, US Council of Economic Advisers under the President		KKR Financial
1958			of the United States from 2001 to 2003; Chairman, Economic Policy Committee		Corporation (finance);
			of the OECD from 2001 to 2003.		Metropolitan Life
Insurance Company
(insurance)
W. Carl Kester	Director and	Since	George Fisher Baker Jr. Professor of Business Administration, Harvard Business	99 Funds	None
55 East 52nd Street	Member of	2007	School; Deputy Dean for Academic Affairs from 2006 to 2010; Unit Head,	97 Portfolios
New York, NY 10055	the Audit		Finance, Harvard Business School from 2005 to 2006; Senior Associate Dean and
1951	Committee		Chairman of the MBA Program of Harvard Business School from 1999 to 2005;
Member of the faculty of Harvard Business School since 1981; Independent
Consultant since 1978.
[1] Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
[2] Date shown is the earliest date a person has served for the Funds covered by this annual report. Following the combination of Merrill Lynch Investment
Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain directors as joining the Funds’ board in
2007, each director first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: Richard E. Cavanagh, 1994; Frank J.
Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P.
Robards, 1998.
Interested Directors[3]
Richard S. Davis	President[4]	Since	Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State	169 Funds	None
55 East 52nd Street	and	2007	Street Research & Management Company from 2000 to 2005; Chairman of	292 Portfolios
New York, NY 10055	Director		the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005.
1945
Henry Gabbay	Director	Since	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock,	169 Funds	None
55 East 52nd Street		2007	Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC	292 Portfolios
New York, NY 10055			from 1998 to 2007; President of BlackRock Funds and BlackRock Bond
1947			Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.

3 Mr. Davis is an “interested person,” as defined in the Investment Company Act of 1940, of the Funds based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Funds based on his former positions with BlackRock, Inc. and its affiliates as well as his owner-
ship of BlackRock, Inc. and The PNC Financial Services Group, Inc. securities. Directors serve until their resignation, removal or death, or until December
31 of the year in which they turn 72.
4 For MYF.

52 ANNUAL REPORT

JULY 31, 2010

Officers and Directors (concluded)
Position(s)
Name, Address	Held with	Length of
and Year of Birth	Funds	Time Served	Principal Occupation(s) During Past 5 Years
Officers[1]
Anne Ackerley	President[2]	Since	Managing Director of BlackRock, Inc. since 2000; Vice President of the BlackRock-advised funds from 2007 to
55 East 52nd Street	and Chief	2009[3]	2009; Chief Operating Officer of BlackRock’s Global Client Group (GCG) since 2009; Chief Operating Officer
New York, NY 10055	Executive		of BlackRock’s US Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000
1962	Officer		to 2006.
Brendan Kyne	Vice	Since	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product
55 East 52nd Street	President	2009	Development and Management for BlackRock’s US Retail Group since 2009, Co-head thereof from 2007 to
New York, NY 10055			2009; Vice President of BlackRock, Inc. from 2005 to 2008.
1977
Neal Andrews	Chief	Since	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund
55 East 52nd Street	Financial	2007	Accounting and Administration at PNC Global Investment Servicing (US) Inc. from 1992 to 2006.
New York, NY 10055	Officer
1966
Jay Fife	Treasurer	Since	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the Merrill Lynch
55 East 52nd Street		2007	Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P.-advised funds from 2005 to 2006; Director
New York, NY 10055			of MLIM Fund Services Group from 2001 to 2006.
1970
Brian Kindelan	Chief	Since	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of
55 East 52nd Street	Compliance	2007	BlackRock, Inc. since 2005; Director and Senior Counsel of BlackRock Advisors, LLC from 2001 to 2004.
New York, NY 10055	Officer
1959
Howard Surloff	Secretary	Since	Managing Director and General Counsel of US Funds at BlackRock, Inc. since 2006; General Counsel (US) of
55 East 52nd Street		2007	Goldman Sachs Asset Management, L.P. from 1993 to 2006.
New York, NY 10055
1965
[1] Officers of the Funds serve at the pleasure of the Boards.
[2] For MNE, MZA, MYC and MYJ.
3 Ms. Ackerley has been President and Chief Executive Officer since 2009 and was Vice President from 2007 to 2009.
Investment Advisor	Custodians		Transfer Agent	Auction Agent	Accounting Agent	Legal Counsel
BlackRock Advisors, LLC	State Street Bank		Common Shares	Preferred Shares	State Street Bank	Skadden, Arps, Slate,
Wilmington, DE 19809	and Trust Company[4]		Computershare Trust	BNY Mellon	and Trust Company	Meagher & Flom LLP
	Boston, MA 02111		Company, N.A.[4]	Shareowner Services	Princeton, NJ 08540	New York, NY 10036
Sub-Advisor			Providence, RI 02940	Jersey City, NJ 07310
BlackRock Investment	The Bank of				Independent Registered	Address of the Funds
Management, LLC	New York Mellon[5]		BNY Mellon		Public Accounting Firm	100 Bellevue Parkway
Plainsboro, NJ 08536	New York, NY 10286		Shareowner Services[5]		Deloitte & Touche LLP	Wilmington, DE 19809
			Jersey City, NJ 07310		Princeton, NJ 08540

4 For MNE.
5 For MZA, MYC, MYF and MYJ.

Effective March 31, 2010, G. Nicholas Beckwith, III, a Director
of the Funds, resigned. The Funds’ Board extends its best
wishes to Mr. Beckwith.

ANNUAL REPORT

JULY 31, 2010

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports are available on the Funds’ web-
sites or shareholders can sign up for e-mail notifications of quarterly state-
ments, annual and semi-annual reports by enrolling in the Funds’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your share-
holder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 441-7762.

Availability of Quarterly Schedule of Investments

Each Fund files its complete schedule of portfolio holdings with the
Securities and Exchange Commision (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the
SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on
the operation of the Public Reference Room may be obtained by calling
(800) SEC-0330. Each Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762;
(2) at http://www.blackrock.com; and (3) on the SEC’s website at
http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at
http://www.blackrock.com or by calling (800) 441-7762 and (2) on the
SEC’s website at http://www.sec.gov.

Dividend Policy

The Funds’ dividend policy is to distribute all or a portion of their net investment income to its shareholders on a monthly basis. In order to pro-
vide shareholders with a more stable level of dividend distributions, the
Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month.
The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which com-
prises part of the financial information included in this report.

Fund Certification

Certain Funds are listed for trading on the New York Stock Exchange
(“NYSE”) and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The

Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

54 ANNUAL REPORT

JULY 31, 2010

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and for-
mer fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following infor-
mation is provided to help you understand what personal information
BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applica-
tions, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-
public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including pro-
cedures relating to the proper storage and disposal of such information.

ANNUAL REPORT

JULY 31, 2010

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares which creates risks for Common

Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares, currently set at the maximum reset rate as a result of failed auc-

tions, may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

Item 2 – Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 – Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
Kent Dixon (retired effective December 31, 2009)
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 – Principal Accountant Fees and Services
	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
	Current	Previous	Current	Previous	Current	Previous	Current	Previous
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Entity Name	End	End	End	End	End	End	End	End
BlackRock Muni
New York
Intermediate	$28,500	$28,500	$3,500	$3,500	$6,100	$6,100	$0	$1,028
Duration Fund, Inc.

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2 The nature of the services include tax compliance, tax advice and tax planning.
3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:
The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-
approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the
Committee without consideration on a specific case-by-case basis (“general pre-approval”).
The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-
approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

	Current Fiscal Year	Previous Fiscal Year
Entity Name	End	End

BlackRock Muni New York
Intermediate Duration Fund,	$20,377	$413,128
Inc.

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $10,777, 0%

Item 5 – Audit Committee of Listed Registrants

(a) The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the
Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Kent Dixon (retired effective December 31, 2009)
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

(b) Not Applicable

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to
Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies – The board of directors has delegated the voting of proxies for the
Fund securities to the Fund’s investment adviser (“Investment Adviser”) pursuant to the
Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment
Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the
Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the
Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the
Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the

Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal
and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at
http://www.sec.gov.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – as of July 31,
2010.

(a)(1) The registrant is managed by a team of investment professionals comprised of
Timothy Browse, Director at BlackRock, Inc., Theodore R. Jaeckel, Jr., CFA,
Managing Director at BlackRock, Inc., and Walter O’Connor, Managing Director at
BlackRock, Inc. Each is a member of BlackRock, Inc.’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Browse, Jaeckel and O’Connor have been members of the registrant’s portfolio management team since 2004, 2006 and 2006, respectively.

Portfolio Manager		Biography
Timothy Browse		Director of BlackRock, Inc. since 2008; Vice President of BlackRock, Inc.
		from 2006 to 2007; Vice President of Merrill Lynch Investment Managers,
		L.P. (“MLIM”) from 2004 to 2006.
Theodore R. Jaeckel, Jr.		Managing Director at BlackRock, Inc. since 2006; Managing Director of
		MLIM from 2005 to 2006; Director of MLIM from 1997 to 2005.
Walter O’Connor		Managing Director of BlackRock, Inc. since 2006; Managing Director of
		MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.
(a)(2) As of July 31, 2010:
	(ii) Number of Other Accounts Managed			(iii) Number of Other Accounts and
	and Assets by Account Type			Assets for Which Advisory Fee is
					Performance-Based
	Other	Other Pooled		Other	Other Pooled
(i) Name of	Registered	Investment	Other	Registered	Investment	Other
Portfolio Manager	Investment	Vehicles	Accounts	Investment	Vehicles	Accounts
	Companies			Companies
Timothy Browse	13	0	0	0	0	0
	$3.16 Billion	$0	$0	$0	$0	$0
Theodore R. Jaeckel, Jr.	72	0	0	0	0	0
	$20.08 Billion	$0	$0	$0	$0	$0
Walter O’Connor	72	0	0	0	0	0
	$20.08 Billion	$0	$0	$0	$0	$0

(iv) Potential Material Conflicts of Interest

BlackRock and its affiliates (collectively, herein “BlackRock”) has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition,
BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale
BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. In this connection, it should be noted that a portfolio manager may currently manage certain accounts that are subject to performance fees. In addition, a portfolio manager may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

(a)(3) As of July 31, 2010:

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by
BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock
Program.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within
BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock.
In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment
Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks include a combination of market-based indices (e.g., Barclays Capital Municipal Bond Index), certain customized indices and certain fund industry peer groups.

BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio managers’ compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above.
Performance is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-year periods, as applicable.

Distribution of Discretionary Incentive Compensation
Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in
BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan (“LTIP”) — From time to time long-
term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Jaeckel and O’Connor have each received awards under the LTIP.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Messrs. Browse, Jaeckel and O’Connor have each participated in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a
401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee
Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in
BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of July 31, 2010:

Portfolio Manager	Dollar Range of Equity Securities
Beneficially Owned
Timothy Browse	None
Theodore R. Jaeckel, Jr.	None
Walter O’Connor	None

(b) Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 – On September 17, 2010, the Board of Directors of the Fund amended and restated in its entirety the bylaws of the Fund (the "Amended and Restated Bylaws"). The Amended and
Restated Bylaws were deemed effective as of September 17, 2010 and set forth, among other things, the processes and procedures that shareholders of the Fund must follow, and specifies additional information that shareholders of the Fund must provide, when proposing director nominations at any annual meeting or special meeting in lieu of an annual meeting or other business to be considered at an annual meeting or special meeting.

Item 11 – Controls and Procedures

11(a) – The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the
“1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

12(a)(1) – Code of Ethics – See Item 2

12(a)(2) – Certifications – Attached hereto

12(a)(3) – Not Applicable

12(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Muni New York Intermediate Duration Fund, Inc.

By: /s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer of
BlackRock Muni New York Intermediate Duration Fund, Inc.

Date: October 6, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer (principal executive officer) of
BlackRock Muni New York Intermediate Duration Fund, Inc.

Date: October 6, 2010

By: /s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Muni New York Intermediate Duration Fund, Inc.

Date: October 6, 2010